Exhibit 10.5

FORM OF

ASSUMPTION AND LOSS ALLOCATION AGREEMENT

by and among

ACE American Insurance Company,

acting for itself and the ACE Affiliates (as defined below)

and

Babcock & Wilcox Enterprises, Inc.,

a corporation organized and existing under the laws of the State of Delaware

and

The Babcock & Wilcox Company,

a corporation organized and existing under the laws of the State of Delaware

RECITALS

THIS ASSUMPTION AND LOSS ALLOCATION AGREEMENT (the “Agreement”), is entered into and effective as of [●], 2015 (the “Effective Date”) by and among ACE AMERICAN INSURANCE COMPANY, individually and acting for the ACE Affiliates (in such capacities, the “Company”), Babcock & Wilcox Enterprises, Inc., a Delaware corporation (“SpinCo”), and The Babcock & Wilcox Company, a Delaware corporation (“RemainCo”), and, solely with respect to Sections 2, 3 and 5(c), the other SpinCo Entities signatory hereto and the other RemainCo Entities signatory hereto.

WHEREAS, the Company and/or the ACE Affiliates have issued the Existing Policies to one or more SpinCo Entities and one or more RemainCo Entities; and

WHEREAS, in connection with the Existing Policies, the Company, the ACE Affiliates, one or more SpinCo Entities, and/or one or more RemainCo Entities entered into various Existing Insurance Agreements; and

WHEREAS, pursuant to the Existing Policies and the Existing Insurance Agreements, the SpinCo Entities and the RemainCo Entities are obligated, among other things, to pay or reimburse the Company and/or the ACE Affiliates for certain Obligations, which Obligations are secured by the Existing Collateral; and

WHEREAS, RemainCo intends to spin-off SpinCo from RemainCo through a dividend of common stock of SpinCo to the shareholders of RemainCo (the “Separation”); and

WHEREAS, in connection with the Separation: (a) the SpinCo Entities desire to transfer and the RemainCo Entities desire to assume any RemainCo Obligations that were incurred by, or with respect to which there exists any obligation of, a SpinCo Entity, whether such RemainCo Obligations were existing, accruing or arising before, on or after the Effective Date; and (b) the RemainCo Entities desire to transfer and the SpinCo Entities desire to assume any SpinCo Obligations that were incurred by, or with respect to which there exists any obligation of, a RemainCo Entity, whether such SpinCo Obligations were existing, accruing or arising before, on or after the Effective Date; and

WHEREAS, the Company, on its own behalf and on behalf of the ACE Affiliates, is willing to consent to the transfer and assumption of the Obligations as set forth herein, subject to the terms and conditions of this Agreement;

NOW, THEREFORE, in consideration of the mutual promises set out herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, including a one-time administrative fee of $25,000 (the “Fee”), and intending to be legally bound, the Parties agree as follows:

1. Definitions. The following terms used herein, including in the recitals and Exhibits hereto, shall have the following meanings:

“ACE Affiliate” means each Affiliate of ACE American Insurance Company that is listed on Exhibit V attached hereto and made a part hereof that has issued an Existing Policy or is party to an Existing Insurance Agreement.

“Affiliate” means, with respect to any specified Person, any other Person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, the specified Person. For this purpose “control” of a Person means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through ownership of voting securities, by contract or otherwise.

“Agreement” has the meaning set forth in the recitals to this Agreement.

“Assumption Time” means midnight (New York time) on the Effective Date.

“Cash Collateral” has the meaning set forth in Section 7.

“Company” has the meaning set forth in the recitals to this Agreement.

“Company Designation” has the meaning set forth in Section 4(a).

“Effective Date” has the meaning set forth in the recitals to this Agreement.

“ESIS” means ESIS, Inc., an Affiliate of the Company.

“Existing Collateral” means any and all of the following forms of security held by the Company or any ACE Affiliate under the terms of any Existing Policy or Existing Insurance Agreement in order to secure any Obligations outstanding as of the date hereof: (i) any and all letters of credit outstanding as of the date hereof provided by or required to be provided by a

RemainCo Entity or a SpinCo Entity; (ii) any and all Cash Collateral provided by or required to be provided by a RemainCo Entity or a SpinCo Entity; (iii) any securities account pledged by a RemainCo Entity or a SpinCo Entity pursuant to any Existing Insurance Agreement; or (iv) any other collateral or security previously provided by a RemainCo Entity or a SpinCo Entity under the terms of any Existing Policy or Existing Insurance Agreement in order to secure any Obligations outstanding as of the date hereof.

“Existing ESIS Agreement” means any agreement relating to claims or losses under one or more Existing Policies in which ESIS is in direct contractual privity with any SpinCo Entity or any RemainCo Entity.

“Existing Insurance Agreement” means any agreement entered into on or prior to the date hereof by or on behalf of (or which is otherwise binding on) any RemainCo Entity and/or SpinCo Entity with the Company or an ACE Affiliate in connection with an Existing Policy, including, without limitation, any high deductible agreement, any notice of election, any collateral agreement, any agreement relating to any deductible or paid loss retrospectively rated insurance program, any agreement relating to deductibles under any of the Existing Policies, any letter or agreement relating to policy dividends, any early close-out agreement relating to any Existing Policy or Existing Insurance Agreement and any agreement described on Exhibit II and Exhibit VI attached hereto and made a part hereof.

“Existing Policy” means each policy of general liability insurance, automobile liability insurance and workers compensation insurance (other than any insurance policy that is the subject of any reinsurance agreement) issued prior to the date hereof by the Company or an ACE Affiliate to a RemainCo Entity or a SpinCo Entity, as applicable, including those policies identified on Exhibit III and Exhibit VII attached hereto and made a part hereof.

“Fee” has the meaning set forth in the recitals to this Agreement.

“Foreign Insurance Agreements” means the Existing Insurance Agreements listed on Exhibit VI attached hereto and made a part hereof and any other similar written agreements entered into between the Company or any of its Affiliates and a SpinCo Entity or a RemainCo Entity in connection with or relating to insurance policies issued to cover risks located primarily outside of the continental United States.

“Foreign Policies” means the Existing Policies listed on Exhibit VII attached hereto and made a part hereof and any other general liability insurance policy issued by the Company or any of its Affiliates to a SpinCo Entity or a RemainCo Entity to cover risks located primarily outside of the continental United States.

“Master Separation Agreement” means a Master Separation Agreement to be entered into between SpinCo and RemainCo in connection with the Separation.

“Obligations” means any and all amounts, duties, liabilities and obligations, whether accrued, fixed or contingent, mature or inchoate, known or unknown, including deductibles and premium adjustments, payable by or to be performed by a SpinCo Entity or a RemainCo Entity to the Company or any ACE Affiliate under the terms of any Existing Policy or any Existing Insurance Agreement.

“Organizational Documents” means (a) with respect to any corporation, its certificate or articles of incorporation or organization and its bylaws, (b) with respect to any limited partnership, its certificate of limited partnership and its partnership agreement, (c) with respect to any general partnership, its partnership agreement, and (d) with respect to any limited liability company, its certificate or articles of formation or organization and its operating agreement or other organizational documents.

“Parties” means the Company, SpinCo and RemainCo, collectively (and each individually is a “Party”).

“Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, a union, an unincorporated organization or a governmental entity or any department, agency or political subdivision thereof.

“RemainCo” has the meaning set forth in the recitals to this Agreement.

“RemainCo Assumed Obligations” has the meaning set forth in Section 5(b).

“RemainCo Assumption” has the meaning set forth in Section 2(a).

“RemainCo Entity” means RemainCo and each of the entities listed on Exhibit IV attached hereto and made a part hereof. It is acknowledged and understood that, from and after the effectiveness of the Separation, the RemainCo Entities will not be Subsidiaries or Affiliates of SpinCo or any of the other SpinCo Entities.

“RemainCo LOC” has the meaning set forth in Section 5(b).

“RemainCo Obligations” means any Obligations of, or to the extent arising from the operations, business, or property of, a RemainCo Entity for which any SpinCo Entity is responsible under the terms of an Existing Policy or Existing Insurance Agreement, whether arising prior to, at or after the Effective Date.

“RemainCo Pledged Account” has the meaning set forth in Section 5(b).

“RemainCo Retained Obligations” has the meaning set forth in Section 2(d).

“Separation” has the meaning set forth in the recitals to this Agreement.

“SpinCo” has the meaning set forth in the recitals to this Agreement.

“SpinCo Assumed Obligations” has the meaning set forth in Section 5(a).

“SpinCo Assumption” has the meaning set forth in Section 2(c).

“SpinCo Entity” means SpinCo and each of the entities listed on Exhibit I attached hereto and made a part hereof. It is acknowledged and understood that, from and after the effectiveness of the Separation, the SpinCo Entities will not be Subsidiaries or Affiliates of RemainCo or any of the other RemainCo Entities.

“SpinCo LOC” has the meaning set forth in Section 5(a).

“SpinCo Obligations” means any Obligations of, or to the extent arising from the operations, business, or property of, a SpinCo Entity for which any RemainCo Entity is responsible under the terms of an Existing Policy or Existing Insurance Agreement, whether arising prior to, at or after the Effective Time.

“SpinCo Pledged Account” has the meaning set forth in Section 5(a).

“SpinCo Retained Obligations” has the meaning set forth in Section 2(b).

“Subsidiary” means, with respect to any specified Person, any corporation, partnership, limited liability company, joint venture or other organization, whether incorporated or unincorporated, of which at least a majority of the securities or interests having by the terms thereof ordinary voting power to elect at least a majority of the board of directors or others performing similar functions with respect to such corporation or other organization is directly or indirectly owned or controlled by such specified Person or by any one or more of its Subsidiaries, or by such specified Person and one or more of its Subsidiaries.

“Substituted Collateral” means (i) the SpinCo LOC and the RemainCo LOC and (ii) any other collateral or security to be provided on or after the date hereof by a RemainCo Entity or a SpinCo Entity under the terms of any Existing Policy or Existing Insurance Agreement in order to secure any Obligations outstanding as of the date hereof.

2. Assumption.

(a) RemainCo Assumption. Notwithstanding anything in any Existing Insurance Agreement or Existing Policy to the contrary, each SpinCo Entity that is a signatory hereto hereby transfers and assigns, and RemainCo does hereby assume, effective as of the Assumption Time, the RemainCo Obligations; and RemainCo hereby agrees to observe, pay, perform, satisfy, fulfill and discharge any and all now existing and hereafter arising duties, terms, provisions, covenants, obligations and liabilities of any SpinCo Entity under the Existing Policies and Existing Insurance Agreements in respect of the RemainCo Obligations (the “RemainCo Assumption”). The Company, on its own behalf and on behalf of the ACE Affiliates, hereby consents to, and agrees to give full force and effect to, the RemainCo Assumption. From and after the Assumption Time, the Company (and/or the applicable ACE Affiliate): (i) may enforce its rights under the Existing Policies and the Existing Insurance Agreements in respect of the RemainCo Obligations against RemainCo to the same extent such Person could, prior to the RemainCo Assumption, enforce such rights against the applicable SpinCo Entity and (ii) releases each SpinCo Entity from its obligation to observe, pay, perform, satisfy, fulfill or discharge any such RemainCo Obligations.

(b) SpinCo Retained Obligations. SpinCo hereby agrees to continue to observe, pay, perform, satisfy, fulfill and discharge any and all of its now existing and hereafter arising Obligations (other than RemainCo Obligations) (the “SpinCo Retained Obligations”) in accordance with the terms of this Agreement and the applicable Existing Policy and Existing Insurance Agreement.

(c) SpinCo Assumption. Notwithstanding anything in any Existing Insurance Agreement or Existing Policy to the contrary, each RemainCo Entity that is a signatory hereto hereby transfers and assigns, and SpinCo does hereby assume, effective as of the Assumption Time, the SpinCo Obligations; and SpinCo hereby agrees to observe, pay, perform, satisfy, fulfill and discharge any and all now existing and hereafter arising duties, terms, provisions, covenants, obligations and liabilities of any RemainCo Entity under the Existing Policies and Existing Insurance Agreements in respect of the SpinCo Obligations (the “SpinCo Assumption”). The Company, on its own behalf and on behalf of the ACE Affiliates, hereby consents to, and agrees to give full force and effect to, the SpinCo Assumption. From and after the Assumption Time, the Company (and/or the applicable ACE Affiliate): (i) may enforce its rights under the Existing Policies and the Existing Insurance Agreements in respect of the SpinCo Obligations against SpinCo to the same extent such Person could, prior to the SpinCo Assumption, enforce such rights against the applicable RemainCo Entity and (ii) releases each RemainCo Entity from its obligation to observe, pay, perform, satisfy, fulfill or discharge any such SpinCo Obligations.

(d) RemainCo Retained Obligations. RemainCo hereby agrees to continue to observe, pay, perform, satisfy, fulfill and discharge any and all of its now existing and hereafter arising Obligations (other than SpinCo Obligations) (the “RemainCo Retained Obligations”) in accordance with the terms of this Agreement and the applicable Existing Policy and Existing Insurance Agreement.

(e) Obligations of the Company and the ACE Affiliates. The Parties acknowledge that nothing in this Agreement shall discharge, limit or in any way affect the obligations of the Company or the ACE Affiliates as insurers under any of the Existing Policies. Such obligations shall continue to be performed to the extent and in the manner set forth in the applicable Existing Policy by the Company and/or by the ACE Affiliates, as the case may be, for the benefit of such Persons who are entitled to such performance under the applicable Existing Policy, provided, however, that to the extent that such performance gives rise to Obligations, the responsibility for such Obligations shall be governed by this Agreement.

(f) Existing ESIS Agreements. The Parties shall use commercially reasonable efforts to enter into an agreement with ESIS promptly after the date hereof pursuant to which ESIS shall acknowledge and consent to the RemainCo Assumption and the SpinCo Assumption and the other provisions of this Agreement with respect to determining any SpinCo Obligations, SpinCo Retained Obligations, RemainCo Obligations or RemainCo Retained Obligations (or allocations thereof) in respect of any Existing ESIS Agreement.

3. Joinder. As of the Effective Date, (a) to the extent that RemainCo is not already a party thereto and an Existing Insurance Agreement contains any RemainCo Obligations, each Existing Insurance Agreement is hereby deemed amended to add RemainCo as an “Insured” or other such obligor thereunder solely to the extent necessary to give effect to the RemainCo Assumption and (b) to the extent that SpinCo is not already a party thereto and an Existing Insurance Agreement contains any SpinCo Obligations, each Existing Insurance Agreement is hereby deemed amended to add SpinCo as an “Insured” or other such obligor thereunder solely to the extent necessary to give effect to the SpinCo Assumption.

4. Allocation.

(a) Company Designations. (i) SpinCo shall continue to pay or perform any and all Obligations constituting SpinCo Retained Obligations pursuant to and in the manner set forth in the applicable Existing Policy and the applicable Existing Insurance Agreement giving rise to such Obligations and (ii) RemainCo shall continue to pay or perform any and all Obligations constituting RemainCo Retained Obligations pursuant to and in the manner set forth in the applicable Existing Policy and the applicable Existing Insurance Agreement giving rise to such Obligations; provided, however, that in each case, SpinCo and RemainCo shall provide to the Company on a timely basis such information as the Company may request so that the Company may determine whether the Obligations constitute SpinCo Retained Obligations or RemainCo Retained Obligations. The Company shall determine whether such Obligations constitute SpinCo Retained Obligations or RemainCo Retained Obligations (the “Company Designation”) and shall notify the applicable Party of any such Company Designation. RemainCo agrees that, notwithstanding any dispute or disagreement it may have with respect to any Company Designation, it will pay any RemainCo Retained Obligation pursuant to and in the manner set forth in the applicable Existing Policy and the applicable Existing Insurance Agreement giving rise to such RemainCo Retained Obligation; and SpinCo agrees that, notwithstanding any dispute or disagreement it may have with respect to any Company Designation, it will pay such SpinCo Retained Obligation pursuant to and in the manner set forth in the applicable Existing Policy and the applicable Existing Insurance Agreement giving rise to such SpinCo Retained Obligation; provided, however, that such payment shall not be construed as prejudicial to either Party in any dispute between SpinCo and RemainCo with respect to any such Company Designation.

(b) Disputes. Notwithstanding any dispute or disagreement between SpinCo and RemainCo concerning a Company Designation, the applicable Party shall pay any amount payable pursuant to a Company Designation as set forth in Section 4(a), and any such dispute or disagreement between SpinCo and RemainCo shall be resolved pursuant to Article V of the Master Separation Agreement; provided, that (i) the Company will not be made a party to any arbitration proceeding arising from such dispute or disagreement, but may be called as a witness; (ii) any costs incurred by the Company in respect of any such arbitration proceeding will be fully reimbursed to the Company equally by the Disputing Parties promptly following receipt of a reimbursement demand from the Company; (iii) under no circumstances will SpinCo or RemainCo, as a result of such arbitration proceeding, require the Company to return any amount received by the Company pursuant to a prior Company Designation, whether such amount was received as a result of the Company’s draw against security posted for its benefit or otherwise, (iv) the Company shall comply with the allocation or other resolution of such dispute established by any award or order of such arbitration, or settlement between the

Disputing Parties; and (v) any indemnification and reimbursement of the Company by RemainCo and SpinCo pursuant to this Agreement, the Existing Policies and the Existing Insurance Agreements and any other agreement relating to the disputed Company Designation shall be in accordance with the allocation established by such award, order or settlement of such dispute.

5. Collateral and Fee.

(a) SpinCo LOC and Pledged Account.

(i) SpinCo will, within fifteen (15) days after the Effective Date, provide to the Company, as beneficiary thereof, a clean, irrevocable and unconditional letter of credit in an amount of $5,557,547 in respect of its Obligations under the Existing Insurance Agreements and the Existing Policies (each such letter of credit individually and collectively being referred to herein as the “SpinCo LOC”), issued in a form and by a bank or other financial institution, in each case acceptable to the Company; and/or such other forms of collateral as the Company may permit from time to time. The SpinCo LOC shall be in an aggregate amount that is less than the aggregate amount of the Existing Collateral provided by SpinCo and shall secure the SpinCo Retained Obligations and the Obligations assumed by SpinCo in the SpinCo Assumption (the “SpinCo Assumed Obligations”).

(ii) The SpinCo LOC shall be “evergreen,” meaning that it shall provide by its terms that it will be renewed automatically each year for an additional year unless written notice of non-renewal is received by the Company at least sixty (60) days prior to the SpinCo LOC’s anniversary date. If the Company permits SpinCo to provide collateral in a form other than the SpinCo LOC, SpinCo shall provide such collateral in an amount and form acceptable to the Company.

(iii) In addition to the SpinCo LOC, SpinCo will, within fifteen (15) days after the Effective Date, enter into a pledge and security agreement in a form acceptable to the Company, pursuant to which SpinCo will establish a securities account for the benefit of the Company and grant the Company a continuing first priority security interest in and lien on all of their respective right, title and interest, if any, in and to the assets deposited in such securities account and all proceeds thereof as security for their now existing and hereafter arising Obligations to the Company or such ACE Affiliates (the “SpinCo Pledged Account”). In addition, SpinCo will enter into a control agreement in a form and with a custodian acceptable to the Company pursuant to which SpinCo will grant the Company with control over the SpinCo Pledged Account such that the Company may perfect its security interest in such account and the assets deposited therein. The initial total market value of the assets to be deposited into the SpinCo Pledged Account is $12,673,975. The SpinCo Pledged Account shall secure the SpinCo Assumed Obligations.

(iv) SpinCo shall keep the SpinCo LOC and the SpinCo Pledged Account in place (or other collateral acceptable to the Company) as security for payment of the SpinCo Retained Obligations and the SpinCo Assumed Obligations, until the Company determines in its sole discretion that there is no longer any need for such collateral. If there shall be a material deterioration in the financial condition of the bank or other financial institution which has issued the SpinCo LOC, the Company shall have the right to require SpinCo to replace the SpinCo LOC with a new letter of credit with similar terms issued by a bank or other financial institution then acceptable to the Company.

(v) The Company shall have the right to draw against the SpinCo LOC or the SpinCo Pledged Account and/or other collateral in each instance where any portion of the SpinCo Retained Obligation or the SpinCo Assumed Obligations for any reason is not fulfilled in the manner and within the time periods required under this Agreement or the Existing Policies or Existing Insurance Agreements giving rise thereto.

(vi) Annually, the Company shall review and redetermine the amount of the SpinCo Retained Obligations and the SpinCo Assumed Obligations and the amount of collateral security required pursuant to this Agreement. At such time, SpinCo will provide its most recent audited financial statements, interim financial statements, and any other financial information reasonably requested by the Company for the purpose of evaluating the financial condition of SpinCo. SpinCo will provide any needed increases in the amount of the SpinCo LOC or the SpinCo Pledged Account (and/or other collateral if acceptable to the Company) within thirty (30) days of the Company’s written request for such increase. The Company will effect any decreases in the amount of the SpinCo LOC or the SpinCo Pledged Account (and/or other collateral) promptly, provided that SpinCo is not in breach of any of its obligations under this Agreement, the Existing Policies or any Existing Insurance Agreement.

(b) RemainCo LOC and Pledged Account.

(i) RemainCo will, within fifteen (15) days after the Effective Date, provide to the Company, as beneficiary thereof, a clean, irrevocable and unconditional letter of credit in an amount of $2,206,082 in respect of its Obligations under the Existing Insurance Agreements and the Existing Policies (each such letter of credit individually and collectively being referred to herein as the “RemainCo LOC”), issued in a form and by a bank or other financial institution, in each case acceptable to the Company; and/or such other forms of collateral as the Company may permit from time to time. The RemainCo LOC shall be in an aggregate amount that is less than the aggregate amount of the Existing Collateral provided by RemainCo and shall secure the RemainCo Retained Obligations and the Obligations assumed by RemainCo in the RemainCo Assumption (the “RemainCo Assumed Obligations”).

(ii) The RemainCo LOC shall be “evergreen,” meaning that it shall provide by its terms that it will be renewed automatically each year for an additional year unless written notice of non-renewal is received by the Company at least sixty (60) days prior to the RemainCo LOC’s anniversary date. If the Company permits RemainCo to provide collateral in a form other than the RemainCo LOC, RemainCo shall provide such collateral in an amount and form acceptable to the Company.

(iii) In addition to the RemainCo LOC, RemainCo has previously entered into a Pledge and Security Agreement with the Company, pursuant to which RemainCo established a securities account for the benefit of the Company and granted to the Company a continuing first priority security interest in and lien on all of their respective right, title and interest, if any, in and to the assets deposited in such securities account and all proceeds thereof as security for their now existing and hereafter arising Obligations to the Company or such ACE Affiliates (the “RemainCo Pledged Account”). In addition, RemainCo entered into a Control Agreement with Bank of America, pursuant to which RemainCo granted the Company such control over the SpinCo Pledged Account so as to allow the Company to have perfected its security interest in such account and the assets deposited therein. On and after the Effective Date, the total market value of the assets which must be maintained in the RemainCo Pledged Account shall be $5,107,135. Upon receipt of the security to be provided by SpinCo under this Agreement, the Company will consent to the withdrawal of assets on deposit in the RemainCo Pledged Account as necessary to reduce the value of the RemainCo Pledged Account to this amount. The RemainCo Pledged Account shall secure the RemainCo Assumed Obligations.

(iv) RemainCo shall keep the RemainCo LOC and the RemainCo Pledged Account in place (or other collateral acceptable to the Company) as security for payment of the RemainCo Retained Obligations and the RemainCo Assumed Obligations, until the Company determines in its sole discretion that there is no longer any need for such collateral. If there shall be a material deterioration in the financial condition of the bank or other financial institution which has issued the RemainCo LOC, the Company shall have the right to require RemainCo to replace the RemainCo LOC with a new letter of credit with similar terms issued by a bank or other financial institution then acceptable to the Company.

(v) The Company shall have the right to draw against the RemainCo LOC or the RemainCo Pledged Account and/or other collateral in each instance where any portion of the RemainCo Retained Obligations or the RemainCo Assumed Obligations for any reason is not fulfilled in the manner and within the time periods required under this Agreement or the Existing Policies or Existing Insurance Agreements giving rise thereto.

(vi) Annually, the Company shall review and redetermine the amount of the RemainCo Retained Obligations and the RemainCo Assumed Obligations and the amount of collateral security required pursuant to this Agreement. At such time, RemainCo will provide its most recent audited financial statements, interim financial statements, and any other financial information reasonably requested by the Company for the purpose of evaluating the financial condition of RemainCo. RemainCo will provide any needed increases in the amount of the RemainCo LOC or the RemainCo Pledged Account (and/or other collateral if acceptable to the Company) within thirty (30) days of the Company’s written request. The Company will effect any decreases in the amount of the RemainCo LOC or the RemainCo Pledged Account (and/or other collateral) promptly, provided that RemainCo is not in breach of any of its obligations under this Agreement, the Existing Policies or any Existing Insurance Agreement.

(c) Substituted Collateral. Notwithstanding anything in any Existing Policy or Existing Insurance Agreement to the contrary, the Parties, each RemainCo Entity that is a party hereto and each SpinCo Entity that is a party hereto hereby agree that, upon receipt of the Substituted Collateral, the Existing Collateral shall be replaced with such Substituted Collateral and, accordingly, shall be released by the Company and the ACE Affiliates.

(d) Fee. No later than fifteen (15) days after the Effective Date, RemainCo shall pay to the Company the Fee, which shall be paid pursuant to the Company’s wire instructions as provided to RemainCo in writing prior to the date such Fee is payable.

6. Existing Collateral. The Substituted Collateral required to be provided by SpinCo and RemainCo hereunder shall, except to the extent provided otherwise in this Agreement, be subject to all of the terms and conditions applicable to the Existing Collateral pursuant to the Existing Insurance Agreements to the same extent that such terms and conditions applied to the Existing Collateral thereunder.

7. Security Interest. Each of SpinCo and RemainCo may separately provide (or have provided) to the Company and ESIS, from time to time, funds to be credited to paid loss deposit funds, deductible funds and/ or loss funds (collectively, “Cash Collateral”) that the Company or ESIS shall hold pursuant to the Existing Insurance Agreements with respect to the SpinCo Retained Obligations and the SpinCo Assumed Obligations, in the case of SpinCo, and with respect to the RemainCo Retained Obligations and the RemainCo Assumed Obligations, in the case of RemainCo. Each of SpinCo and RemainCo hereby grant to the Company, for its benefit and the benefit of the ACE Affiliates, a continuing first priority security interest in and lien on all of their respective right, title and interest, if any, in and to the Cash Collateral and all proceeds thereof as security for their now existing and hereafter arising Obligations to the Company or such ACE Affiliates. The Company shall hold the Cash Collateral in accordance with the terms of the applicable Existing Insurance Agreement pursuant to which such Cash Collateral was provided to the Company or the applicable ACE Affiliate. The Company shall have the sole and exclusive right, and is hereby authorized, to use the Cash Collateral to pay any and all Obligations of SpinCo and/or RemainCo in accordance with the Company Designation in accordance with the terms of the applicable Existing Insurance Agreement and this Agreement.

8. Billing. On and after the Effective Date, the Company (or any third party administrator acting on behalf of the Company in respect of an Existing Policy) will, in each case in accordance with the billing procedures set forth in the applicable Existing Policy and Existing Insurance Agreement:

(a) bill SpinCo directly for the SpinCo Retained Obligations and the SpinCo Assumed Obligations; and

(b) bill RemainCo directly for the RemainCo Retained Obligations and the RemainCo Assumed Obligations.

9. Amendments. Neither this Agreement nor any provision hereof may be amended, changed, waived, discharged or terminated except by a written instrument signed by the Company, RemainCo, SpinCo and each other Party, if any, against whom enforcement of such amendment, change, waiver, discharge or termination is sought.

10. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns. Neither this Agreement nor any right or obligation hereunder may be assigned or conveyed by any Party without the prior written consent of the other Parties, which consent shall not be unreasonably withheld.

11. No Waiver. The failure or refusal by any Party to exercise any rights granted hereunder shall not constitute a waiver of such rights or preclude the subsequent exercise thereof, and no oral communication shall be asserted as a waiver of any such rights hereunder unless such communication shall be confirmed in a writing plainly expressing an intent to waive such rights and signed by the Party against whom such waiver is asserted.

12. Counterparts. This Agreement may be executed in any number of counterparts each of which when so executed and delivered shall constitute an original, but such counterparts together shall constitute one and the same agreement. The exchange of copies of this Agreement and of signature pages by facsimile transmission or by electronic mail shall constitute effective execution and delivery of this Agreement as to the Parties and may be used in lieu of the original Agreement for all purposes. Signatures of the Parties and other Persons signatory hereto transmitted by facsimile or by electronic mail shall be deemed to be their original signatures for all purposes.

13. No Third Party Beneficiary. This Agreement shall not be deemed to give any right or remedy to any third party whatsoever unless otherwise specifically granted hereunder.

14. Parties’ Representations. As of the Effective Date, each of the Parties expressly represents on its own behalf: (a) it is an entity in good standing in its jurisdiction of organization; (b) it has all requisite corporate power and authority to enter into this Agreement, and to perform its obligations hereunder; (c) the execution and delivery by it of this Agreement, and the performance by it of its obligations under this Agreement, have been duly authorized by all necessary corporate or other action; (d) this Agreement, when duly executed and delivered by it, and subject to the due execution and delivery hereof by the other Parties, will be a valid and binding obligation of it, enforceable against it, its successors and permitted assigns, in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and general equity principles; (e) the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby in accordance with the respective terms and conditions hereof will not (i) violate any provision of its Organizational Documents, (ii) violate any applicable order, judgment, injunction, award or decree of any court, arbitrator or governmental or regulatory body against it, or binding upon it, or any agreement with, or condition imposed by, any governmental or regulatory body, foreign or domestic, binding upon it as of the date hereof, or (iii) violate any agreement, contract, obligation, promise or undertaking that is legally binding and to which it is a party or by which it is bound; and (f) the signatory hereto on behalf of it is duly authorized and legally empowered to enter into this Agreement on its behalf.

15. Notices. Any and all notices, requests, approvals, authorizations, consents, instructions, designations and other communications that are required or permitted to be given pursuant to this Agreement shall be in writing and may be given either by personal delivery, first class prepaid post (airmail if to another country) or by internationally recognized overnight delivery service to the following address, or to such other address and recipient as such Party may have notified in accordance with the terms of this section as being its address or recipient for notification for the purposes of this Agreement:

If to the Company	ACE American Insurance Company 225 E. John Carpenter Freeway, Suite 1300 Irving, TX 75062
	Attention:	Underwriting Manager ACE Risk Management

	Telephone:	(972) 465.7500
	Facsimile:	(972) 465.7826

If to any SpinCo Entity:	Babcock & Wilcox Enterprises, Inc. 13024 Ballantyne Place, Suite 700 Charlotte, NC 28277 Attention: Senior Manager-Insurance (with a copy to the General Counsel)

	Telephone:	[●]
	Facsimile:	[●]

If to any RemainCo Entity:	The Babcock & Wilcox Company 11525 North Community House Road Suite 600 Charlotte, NC 28277 Attention: Chief Risk Officer (with a copy to the General Counsel)

	Telephone:	[●]
	Facsimile:	[●]

Any notice or communication to any Person shall be deemed to be received by that Person:

(A)	upon personal delivery; or

(B)	upon receipt if sent by mail or courier.

16. Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the Commonwealth of Pennsylvania without regard to those provisions concerning conflicts of laws that would result in the application of the laws of any other jurisdiction.

17. Entire Agreement. This Agreement, together with the Existing Policies and Existing Insurance Agreements, constitute the entire agreement among all of the Parties and supersedes all other prior agreements and understandings, both written and oral, with respect to the subject matter hereof.

18. Dispute Resolution. If a dispute between either SpinCo or RemainCo, on the one hand, and the Company or any ACE Affiliate, on the other hand, involves rights or obligations arising under this Agreement, or any of the Existing Policies or Existing Insurance Agreements, the arbitration provisions in the most recent Existing Insurance Agreement referenced in Exhibit II shall govern the resolution of the entire dispute in all respects. In any such arbitration brought by or against SpinCo or RemainCo, the other of RemainCo or SpinCo, as applicable, shall have right to associate effectively in the defense and/or prosecution of such arbitration.

19. Severability. If any term or other provision of this Agreement or the Exhibits attached hereto is determined by a nonappealable decision by a court, administrative agency or arbitrator to be invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any Party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the court, administrative agency or arbitrator shall interpret this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the fullest extent possible. If any sentence in this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.

20. Rules of Construction. The definitions of terms used herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified, (b) any reference herein to any law shall be construed as referring to such law as amended, modified, codified or reenacted, in whole or in part, and in effect from time to time, (c) any reference herein to any Person shall be construed to include such Person’s successors and assigns (subject to the restrictions contained herein), (d) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (e) with respect to the determination of any time period, the word “from” means “from and including” and the word “to” means “to and including” and (f) any reference herein to Articles, Sections and Exhibits shall be construed to refer to Articles and Sections of, and Exhibits to, this Agreement. No provision of this Agreement shall be interpreted or construed against any Person solely because such Person or its legal representative drafted such provision.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the Parties intending to be legally bound hereby have executed this Agreement, by their duly authorized representatives.

ACE AMERICAN INSURANCE COMPANY, on behalf of itself and the ACE Affiliates

By:
Name:
Title:

BABCOCK & WILCOX ENTERPRISES, INC.

By:
Name:
Title:

THE BABCOCK & WILCOX COMPANY

By:
Name:
Title:

ACKNOWLEDGED AND AGREED FOR PURPOSES OF SECTIONS 2, 3 and 5(c):

SpinCo Entities:

DAMPKRAFT INSURANCE COMPANY

ADTEC AB

GOTAVERKEN EMISSION TECHNOLOGY AB

AMERICON EQUIPMENT SERVICES, INC.

AMERICON, INC.

B&W DE PANAMA, INC.

B&W PGG LUXEMBOURG CANADA HOLDINGS SARL

B&W PGG LUXEMBOURG FINANCE SARL

B&W PGG LUXEMBOURG HOLDINGS SARL

BABCOCK & WILCOX CONSTRUCTION CO., INC.

BABCOCK & WILCOX MONTERREY FINANCE SARL

BABCOCK & WILCOX DE MONTERREY S.A. DE C.V.

BABCOCK & WILCOX EBENSBURG POWER, LLC

BABCOCK & WILCOX EQUITY INVESTMENTS, LLC

By:
Name:
Title:

BABCOCK & WILCOX GLOBAL SALES & SERVICES – CHILE SPA

BABCOCK & WILCOX GLOBAL SALES & SERVICES SARL

BABCOCK & WILCOX INDIA HOLDINGS, INC.

BABCOCK & WILCOX INDIA PRIVATE LIMITED

BABCOCK & WILCOX INTERNATIONAL INVESTMENTS CO., INC.

BABCOCK & WILCOX INTERNATIONAL SALES AND SERVICE CORPORATION

BABCOCK & WILCOX INTERNATIONAL, INC.

BABCOCK & WILCOX POWER GENERATION GROUP CANADA CORP.

BABCOCK & WILCOX POWER GENERATION GROUP, INC.

BABCOCK & WILCOX VOLUND A/S

DELTA POWER SERVICES, LLC

DIAMOND OPERATING CO., INC.

DIAMOND POWER AUSTRALIA HOLDINGS, INC.

DIAMOND POWER CENTRAL & EASTERN EUROPE S.R.O.

DIAMOND POWER CHINA HOLDING, INC.

By:

Name:

Title:

DIAMOND POWER DO BRASIL LIMITADA

DIAMOND POWER EQUITY INVESTMENTS, INC.

DIAMOND POWER FINLAND OY

DIAMOND POWER GERMANY GMBH

DIAMOND POWER INTERNATIONAL, INC.

DIAMOND POWER MACHINE (HUBEI) CO., INC.

DIAMOND POWER SERVICES S.E.A. LTD.

DIAMOND POWER SPECIALTY (PROPRIETARY) LIMITED

DIAMOND POWER SPECIALTY LIMITED

DIAMOND POWER SWEDEN AB

DPS ANSON, LLC

DPS BERLIN, LLC

DPS CADILLAC, LLC

DPS FLORIDA, LLC

DPS GREGORY, LLC

DPS MECKLENBURG, LLC

DPS PIEDMONT, LLC

EBENSBURG ENERGY, LLC

By:

Name:

Title:

EBENSBURG INVESTORS LIMITED PARTNERSHIP

EBENSBURG POWER COMPANY

GOTAVERKEN MILIJO AB

LOIBL ALLEN-SHERMAN HOFF GMBH

MEGTEC ACQUISITION, LLC

MEGTEC ENERGY & ENVIRONMENTAL LLC

MEGTEC ENVIRONMENTAL LIMITED

MEGTEC EUROPE COOPERATIEF U.A.

MEGTEC HOLDINGS, INC.

MEGTEC IEPG BV

MEGTEC INDIA HOLDINGS, LLC

MEGTEC PPG BV

MEGTEC SYSTEMS AB

MEGTEC SYSTEMS AMAL AB

MEGTEC SYSTEMS AUSTRALIA, INC.

MEGTEC SYSTEMS INDIA PRIVATE LTD.

MEGTEC SYSTEMS LIMITED

MEGTEC SYSTEMS S.A.S.

MEGTEC SYSTEMS SHANGHAI LTD.

MEGTEC SYSTEMS, INC.

By:
Name:
Title:

MEGTEC THERMAL ENERGY & ENVIRONMENTAL TECHNOLOGY (SHANGHAI), LTD.

MEGTEC TURBOSONIC INC.

MEGTEC TURBOSONIC TECHNOLOGIES, INC.

MTS ASIA, INC.

MTS ENVIRONMENTAL GMBH

O&M HOLDING COMPANY

P.T. BABCOCK & WILCOX ASIA

PALM BEACH RESOURCE RECOVERY CORPORATION

POWER SYSTEMS OPERATIONS, INC.

REVLOC RECLAMATION SERVICE, INC.

SERVICIOS DE FABRICACION DE VALLE SOLEADO, S.A. DE C.V.

SERVICIOS PROFESIONALES DE VALLE SOLEADO, S.A. DE C.V.

SOFCO – EFS HOLDINGS LLC

BABCOCK & WILCOX TECHNOLOGY, INC.

BABCOCK & WILCOX HOLDINGS, INC.

By:
Name:
Title:

ACKNOWLEDGED AND AGREED FOR PURPOSES OF SECTIONS 2, 3 and 5(c):

RemainCo Entities:

B&W NE LUXEMBOURG SARL

B&W NUCLEAR MAINTENANCE SERVICES, INC.

BABCOCK & WILCOX CANADA LTD.

BABCOCK & WILCOX COMMERCIAL POWER, INC.

BABCOCK & WILCOX CONVERSION SERVICES, LLC

BABCOCK & WILCOS INTECH, INC.

BABCOCK & WILCOX INTERNATIONAL TECHNICAL SERVICES, INC.

BABCOCK & WILCOX INVESTMENT COMPANY

BABCOCK & WILCOX MODULAR REACTORS LLC

BABCOCK & WILCOX MPOWER, INC.

BABCOCK & WILCOX NOG TECHNOLOGIES, INC.

BABCOCK & WILCOX NUCLEAR ENERGY EUROPE SAS

BABCOCK & WILCOX NUCLEAR ENERGY, INC.

BABCOCK & WILCOX NUCLEAR OPERATIONS GROUP, INC.

By:
Name:
Title:

BABCOCK & WILCOX SHAW REMEDIATION, LLC

BABCOCK & WILCOX TECHNICAL SERVICES (U.K.) LIMITED

BABCOCK & WILCOX TECHNICAL SERVICES CLINCH RIVER, LLC

BABCOCK & WILCOX TECHNICAL SERVICES GROUP, INC.

BABCOCK & WILCOS TECHNICAL SERVICES SAVANNAH RIVER COMPANY

BABCOCK & WILCOX TECHNICAL SERVICES Y-12, LLC

BABCOCK & WILCOX GOVERNMENT AND NUCLEAR OPERATIONS, INC.

BWXT FEDERAL SERVICES, INC.

BWXT WASHINGTON, INC.

CREOLE INSURANCE COMPANY, LTD.

GENERATION MPOWER CANADA LTD.

GENERATION MPOWER LLC

IDAHO TREATMENT GROUP, LLC

INTECH INTERNATIONAL, INC.

KANSAS CITY ADVANCED MANUFACTURING, LLC

MARINE MECHANICAL CORPORATION

NFS HOLDINGS, INC.

By:
Name:
Title:

NOG-ERWIN HOLDINGS, INC.

NUCLEAR FUEL SERVICES, INC.

THE BABOCK & WILCOX COMPANY

URIZON RECOVERY SYSTEMS, LLC

WASHINGTON GROUP BWXT OPERATING SERVICES, LLC

BWXT FOREIGN HOLDINGS, LLC

BWXT CANADA HOLDINGS CORP.

By:
Name:
Title:

EXHIBIT I – SPINCO ENTITIES

See Schedule 1.1(d) and Schedule 1.1(l) attached hereto. No SpinCo Entity listed on Schedule 1.1(d) shall be deemed to be an “Insured”, a “Named Insured” or otherwise be deemed to be insured under any Existing Policy or Existing Insurance Agreement solely by virtue of being listed on such Schedule 1.1(d).

Schedule 1.1(d)

Designated SpinCo Entities

Reference ID	Name
333	Ahahsain Hudson Heat Transfer Co. Ltd
398	Advanced Refractory Technologies, Inc.
A.M. Lockett & Co., Limited
Amcermet Corporation
Applied Synergistics, Inc.
924	ASEA Babcock
235	Ash Acquisition Company
326	B & W Clarion, Inc.
574	B&W Ebensburg Pa., Inc.
383	B&W Fort Worth Power,Inc.
922	B&W Mexicana, S.A. de C.V.
9991	B&W North Branch G.P., Inc.
9990	B&W North Branch L.P., Inc.
586	B&W Saba, Inc.
591	B&W Service Company
B&W Tubular Products Limited
212	Babcock & Wilcox Asia Investment Co., Inc.
115	Babcock & Wilcox Asia Limited
533	Babcock & Wilcox Canada Leasing Ltd.
Babcock & Wilcox China Holdings, Inc.
215	Babcock & Wilcox China Investment Co., Inc.
Babcock & Wilcox Denmark Holdings, LLC
594	Babcock & Wilcox do Brasil Limitada
528	Babcock & Wilcox do Brasil Participacoes Limitada
206	Babcock & Wilcox Egypt SAE
169	Babcock & Wilcox Fibras Ceramicas Limitada
557	Babcock & Wilcox Foreign Sales Corporation
175	Babcock & Wilcox Gama Kazan Teknolojisi A.S.
552	Babcock & Wilcox General Contracting Company
395	Babcock & Wilcox HRSG Company
Babcock & Wilcox Industries, Ltd.
Babcock & Wilcox International Construction Co., Inc.
305	Babcock & Wilcox Jonesboro Power, Inc.
Babcock & Wilcox Refractories limited
323	Babcock & Wilcox Salt City Power, Inc.
322	Babcock & Wilcox Tracy Power, Inc.
314	Babcock & Wilcox Victorville Power, Inc:
727	Babcock & Wilcox Volund France SAS
315	Babcock PFBC, Inc.

Reference ID	Name
559	Babcock Southwest Construction Corporation
936	Babcock-Ultrapower Jonesboro
937	Babcock-Ultrapower West Enfield
951	Bailey Beijing Controls Co.,Ltd.
516	Bailey Controls Australia Pty. Limited
517	Bailey Controls International Sales & Services Company, Inc.
954	Bailey Controls Jordan for Process Controls Services, ltd.
563	Bailey Controls Sales & Service (Australia) Pty. Limited
564	Bailey Controls Sales & Services Canada Inc.
561	Bailey do Brasil lnstrumentos Industrials Limitada
114	Bailey International, Inc.
923	Bailey Japan Company Limited
542	Bailey Meter and Controls Company
Bailey Meter Company
562	Bailey Meter Co. (Japan) Ltd.
Bailey Meter Company Limited
Bailey Meter GmbH
C.C. Moore & Company Engineers
329	Clarion Energy, Inc.
328	Clarion Power Company
Control Components France
514	Control Components Italy S.R.L.
Control Components, Inc. (California)
Control Components, Inc. (Delaware)
948	Control Components Japan
545	Detroit Broach & Machine Corporation
551	Diamond Blower Company Limited
Diamond Canapower Ltd.
518	Diamond Power lmportacao e Exportacao Ltda.
144	Diamond Power Korea Inc.
526	Diamond Power Specialty (Japan) Ltd.
558	Diamond Power Specialty (Proprietary) Limited
546	Diamond Power Specialty Corporation (Delaware)
Diamond Power Speciality Corporation (Ohio)
529	Diamond Power Specialty GmbH
DPS Berkeley, LLC
DPS Lowell Cogen, LLC
DPS Michigan, LLC
DPS Mojave, LLC
DPS Sabine, LLC
332	Ebensburg Energy, Inc.
397	Ejendomsaktieselskabet Falkevej2
968	EPC Business Trust

Reference ID	Name
919	Especialidades Termomecanicas, S.A. de C.V.
550	Ferry-Diamond Engineering Company Limited
928	Fibras Ceramicas C.A.
509	Fibras Ceramicas, Inc.
547	Globe Steel Tubes Corporation
Greer Land Co.
Holmes Insulations Limited
Ivey-Cooper Services, L.L.C.
941	lsolite Babcock Refractories Company, Ltd.
927	lsolite Eastern Union Refractories Co., Ltd.
920	KBW Gasification Systems, Inc.
512	LT Produkter i Skutskar AB
938	Maine Power Services
345	McDermott Heat Transfer Company
344	McDermott Productos Industriales de Mexico, S.A. de C.V.
946	Medidores Bailey, S.A. de C.V.
942	Morganite Ceramic Fibres Limited
943	Morganite Ceramic Fibres Pty. Limited
944	Morganite Ceramic Fibres S. A.
544	National Ecology (Alabama) Incorporated
575	National Ecology (Utah) Incorporated
National Ecology Company
976	Nooter/Eriksen - Babcock & Wilcox, L.L.C.
933	North American CWF Partnership
9989	North Branch Power Company L.P.
971	North County Operations Associates
North County Recycling, Inc.
1153	P. T. Heat Exchangers Indonesia
934	Palm Beach Energy Associates
Piedmont Tool Machine Company
581	Power Systems Sunnyside Operations GP, Inc.
583	Power Systems Sunnyside Operations LP, Inc.
508	Productos de Caolin, Inc,
577	PSO Caribbean, Inc.
932	South Point CWF
556	Sunland Construction Co., Inc.
988	Sunnyside Cogeneration Associates
582	Sunnyside II, Inc.
992	Sunnyside II, L.P
303	Sunnyside Ill, Inc.
993	Sunnyside Operations Associates L.P.
571	Termobloc Industria E Comercio Ltda.
953	Thermax Babcock & Wilcox Limited
502	TLT - Babcock, Inc.
1152	W.E. Smith Hudson Pty. Ltd.

Schedule 1.1(l)

SpinCo Subsidiaries

Reference ID	Name	Jurisdiction	Formation
	Dampkraft Insurance Company	South Carolina	4/14/2015
Adtec AB
Gotaverken Emission Techology AB
553	Americon Equipment Services, Inc.	Delaware	12/3/1985
554	Americon, Inc.	Delaware	3/29/1985
127	B&W de Panama, Inc.	Panama	3/5/1986
2075	B&W PGG Luxembourg Canada Holdings SARL	Luxembourg	11/21/2013
2054	B&W PGG Luxembourg Finance SARL	Luxembourg	11/15/2011
2053	B&W PGG Luxembourg Holdings SARL	Luxembourg	11/15/2011
555	Babcock & Wilcox Construction Co., Inc.	Delaware	3/29/1985
2107	Babcock & Wilcox Monterrey Finance SARL	Luxembourg	12/5/2014
2011	Babcock & Wilcox de Monterrey S.A. de C.V.	Mexico	9/16/2009
327	Babcock & Wilcox Ebensburg Power, LLC	Delaware	12/2/1986
302	Babcock & Wilcox Equity Investments, LLC	Delaware	12/10/1984
2080	Babcock & Wilcox Global Sales & Services - Chile SpA	Chile	5/19/2014
2081	Babcock & Wilcox Global Sales & Services SARL	Luxembourg	3/19/2014
2028	Babcock & Wilcox India Holdings, Inc.	Delaware	3/4/2010
598	Babcock & Wilcox India Private Limited	India	2/3/1999
126	Babcock & Wilcox International Investments Co., Inc.	Panama	10/23/1985
530	Babcock & Wilcox International Sales and Service Corporation	Delaware	9/27/1973
541	Babcock & Wilcox International, Inc.	Delaware	5/20/1981
2072	Babcock & Wilcox Power Generation Group Canada Corp.	Nova Scotia	11/27/2013
500	Babcock & Wilcox Power Generation Group, Inc.	Delaware	12/16/1977
599	Babcock & Wilcox Volund A/S	Denmark	11/22/1999
1988	Delta Power Services, LLC	Delaware	3/1/2001
766	Diamond Operating Co., Inc.	Delaware	3/1/2002
1572	Diamond Power Australia Holdings, Inc.	Delaware	9/3/2002
1984	Diamond Power Central & Eastern Europe s.r.o.	Czech Republic	3/25/2008
1573	Diamond Power China Holdings, Inc.	Delaware	9/3/2002
521	Diamond Power do Brasil Limitada	Brazil	2/13/1998
1574	Diamond Power Equity Investments, Inc.	Delaware	9/3/2002
525	Diamond Power Finland OY	Finland	3/14/1985

Reference ID	Name	Jurisdiction	Formation
504	Diamond Power Germany GmbH	Germany	10/30/2001
597	Diamond Power International, Inc.	Delaware	3/6/1997
949	Diamond Power Machine (Hubei) Co., Inc.	China	4/20/2004
1908	Diamond Power Services S.E.A. Ltd.	Thailand	2/22/2000
522	Diamond Power Specialty (Proprietary) Limited	Republic of South Africa	4/29/1998
523	Diamond Power Specialty Limited	United Kingdom	3/5/1913
524	Diamond Power Sweden AB	Sweden	3/2/1965
2079	DPS Anson, LLC	Delaware	1/15/2014
2044	DPS Berlin, LLC	Delaware	2/24/2011
1997	DPS Cadillac, LLC	Delaware	2/17/2006
1995	DPS Florida, LLC	Delaware	10/25/2005
1993	DPS Gregory, LLC	Delaware	11/10/2004
1992	DPS Mecklenburg, LLC	Delaware	9/27/2004
9999	DPS Piedmont, LLC	Delaware	6/29/2010
2082	Ebensburg Energy, LLC	Delaware	3/27/2014
967	Ebensburg Investors Limited Partnership	Pennsylvania	3/26/1992
331	Ebensburg Power Company	Pennsylvania	12/9/1986
2027	Gotaverken Milijo AB	Sweden	12/3/2003
2055	Loibl Allen-Sherman Hoff GmbH	Germany	12/16/1993
2104	MEGTEC Acquisition, LLC	Delaware	8/8/2008
2097	MEGTEC Energy & Environmental LLC	Delaware	4/22/2008
2092	MEGTEC Environmental Limited	United Kingdom	12/12/2003
2100	MEGTEC Europe Cooperatief U.A.	Netherlands	8/20/2008
2083	MEGTEC Holdings, Inc.	Delaware	8/8/2008
2089	MEGTEC IEPG BV	Netherlands
2103	MEGTEC India Holdings, LLC	Delaware	4/22/2008
2101	MEGTEC PPG BV	Netherlands	9/17/2008
2091	MEGTEC Systems AB	Sweden	8/8/1970
2095	MEGTEC Systems Amal AB	Sweden	7/17/2001
2098	MEGTEC Systems Australia, Inc.	Delaware	1/12/1999
2087	MEGTEC Systems India Private Ltd.	India	12/19/2005
2094	MEGTEC Systems Limited	United Kingdom	9/17/2008
2093	MEGTEC Systems S.A.S.	France	11/23/1974
2086	MEGTEC Systems Shanghai Ltd.	China
2096	MEGTEC Systems, Inc.	Delaware	7/7/1997
2085	MEGTEC Thermal Energy & Environmental Technology (Shanghai), LTD.	China
2088	MEGTEC TurboSonic Inc.	Ontario	7/1/2000
2099	MEGTEC TurboSonic Technologies, Inc.	Delaware	4/14/1961

Reference ID	Name	Jurisdiction	Formation
2101	MTS Asia, Inc.	Delaware	6/17/2001
2090	MTS Environmental GmbH	Germany	2/27/2008
1989	O&M Holding Company	Delaware	6/26/2008
707	P.T. Babcock & Wilcox Asia	Indonesia	8/24/2000
534	Palm Beach Resource Recovery Corporation	Florida	10/26/1984
560	Power Systems Operations, Inc.	Delaware	10/22/1985
568	Revloc Reclamation Service, Inc.	Delaware	7/2/1990
2013	Servicios de Fabricacion de Valle Soleado, S.A. de C.V.	Mexico	7/31/2009
2012	Servicios Profesionales de Valle Soleado, S.A. de C.V.	Mexico	7/31/2009
767	SOFCo - EFS Holdings LLC	Delaware	2/22/2002
595	Babcock & Wilcox Technology, Inc.	Delaware	3/6/1997
	Babcock & Wilcox Holdings, Inc.	Delaware	4/20/2015

EXHIBIT II –EXISTING INSURANCE AGREEMENTS

Name of Agreement	Party to Agreement	Party to Agreement	Party to Agreement	Party to Agreement	Party to Agreement	Effective Date of Agreement
Cash Flow Deductible Workers’ Compensation Agreement	The Babcock & Wilcox Company	Insurance Company of North America				4/1/1991
Workers Compensation Deductible Funding Agreement	Babcock & Wilcox Company	CIGNA Insurance Company of Texas	Pacific Employers Insurance Company			4/1/1992
Agreement for Workers Compensation Residual market Assessments	Babcock & Wilcox Company	CIGNA Insurance Company of Texas	Pacific Employers Insurance Company			4/1/1992
Casualty Insurance Program Agreement	The Babcock & Wilcox Company	Pacific Employers Insurance Company				4/1/1993
Agreement for Workers Compensation Residual market Assessments Captive Program	Pacific Employers Insurance Company	Creole Insurance Company, Ltd				4/1/1993
Casualty Insurance Program Agreement	The Babcock & Wilcox Company	Pacific Employers Insurance Company				4/1/1994
Agreement for Workers compensation Redidual Market Assessments Captive Program	Pacific Employers Insurance Company	Creole Insurance Company, Ltd				4/1/1994
Casualty Insurance Program Agreement	The Babcock & Wilcox Company	CIGNA Insurance Company	Bankers Standard Insurance Company			4/1/1995
Casualty Insurance Program Agreement	The Babcock & Wilcox Company	CIGNA Insurance Company	Bankers Standard Insurance Company			4/1/1995
Addendum I Casualty Insurance Program Agreement	The Babcock & Wilcox Company	CIGNA Insurance Company	Bankers Standard Insurance Company			4/1/1996
Reinsurance Agreement	Honore Insurance Company Limited	CIGNA Insurance Company				4/1/1997
Reinsurance Agreement	Honore Insurance Company Limited	CIGNA Insurance Company of Canada				4/1/1997
Addendum III Casualty Insurance Program Agreement	The Babcock & Wilcox Company	CIGNA Insurance Company	Bankers Standard Insurance Company	Pacific Employers Insurance Company		4/1/1997
Final Summary of Proposal	Aon Risk Services of Texas, Inc	Pacific Employers Ins/Bankers Standard Ins.				4/1/1997
Canadian Reinsurance Agreement	Honore Insuance Company Limited	CIGNA Insurance Company of Canada				4/1/1997
Addendum I - Canadian Reinsurance Agreement	Honore Insuance Company Limited	CIGNA Insurance Company of Canada				4/1/1997
Agreement Regarding Return Premiums	Babcock & Wilcox Company	Creole Insurance Company, Limited	CIGNA Insurance Company	Indemnity Insurance Company of North American	CIGNA Insurance Company of Canada	7/28/1997

Name of Agreement	Party to Agreement	Party to Agreement	Party to Agreement	Party to Agreement	Party to Agreement	Effective Date of Agreement
Agreement Regarding Return Premiums	The Babcock & Wilcox Company	Creole Insurance Company, Limited	CIGNA Insurance Company	Indemnity Insurance Company of NA	CIGNA Insuarnce Company fo Canada	7/28/1997
Agreement	The Babcock & Wilcox Company	Pacific Employers Insurance Company				4/1/1998
Casualty Insurance Program Agreement	The Babcock & Wilcox Company	CIGNA Insurance Company of Texas	Pacific Employers Insurance Company			4/1/1998
Addendum I Reinsurance Agreement	Honore Insurance Company Ltd	CIGNA Insurance Company of Canada				4/1/1998
Casualty Insurance Program Agreement	The Babcock & Wilcox Company	CIGNA Insurance Company of Texas	Pacific Employers Insurance Company			4/1/1998
Cash Flow Deductible Workers’ Compensation Program	AON Risk Services of Texas, Inc.	CIGNA Insurance Company of Texas	Pacific Employers Insurance Company			4/1/1998
Cash Flow High Deductible Program	AON Risk Services of Texas, Inc.	Insurance Company of North America	Pacific Employers Insurance Company			4/1/1998
Specific Excess Workers’ Compensaiton & Employers’ Liability	AON Risk Services of Texas, Inc.	CIGNA Insurance Company				4/1/1998
TPA Agreement	The Babcock & Wilcox Company	Pacific Employers Insurance Co.				4/1/1998
Casualty Insurance Program Agreement	The Babcock & Wilcox Company	CIGNA Insurance Company of Texas	Pacific Employers Insurance Company			4/1/1998
Casualty Insurance Program Agreement	The Babcock & Wilcox Company	CIGNA Insurance Company of Texas	Pacific Employers Insurance Company			4/1/1998
Final Summary of Proposal	Aon Risk Services of Texas, Inc	Pacific Employers Insurance Co.	CIGNA Insurance Company			4/1/1998
Agreement	The Babcock & Wilcox Company	Pacific Employers Insurance Company				4/1/1999
Addendum I Casualty Insurance Program Agreement	The Babcock & Wilcox Company	Pacific Employers Insurance Company	ACE Insurance Company of Texas (formerly CIGNA Insurance company of Texas			4/1/1999
Addendum II Casualty Insurance Program Agreement	The Babcock & Wilcox Company	Pacific Employers Insurance Company	CIGNA Insurance Company of Texas			4/1/1999
Addendum II to Reinsurance Agreement	Cigna Insurance Company of Canada	Honore Insurance Company Limited				4/1/1999
Addendum III to Reinsurance Agreeement	ACE INA Insurance (formely CIGNA Insurance Company of Canada	Honore Insurance Company Limited				4/1/1999

Name of Agreement	Party to Agreement	Party to Agreement	Party to Agreement	Party to Agreement	Party to Agreement	Effective Date of Agreement
Multi-Line Deductible Cash Flow Insurance	AON Risk Services of Texas, Inc.	Pacific Employers Insurance Company	CIGNA Insurance Company	Insurance Company of North America		4/1/1999
Combined Miult-Line Program Agreement	Pacific Employers Insurance Company	Babcock & Wilson Company				1/1/2000
Addendum IV Reinsurance Agreement	ACE INA Insurance	Honore Insurance Company Limited				1/1/2000
Addendum II Combined Multi-line Program Agreement	Pacific Employers Insurance Company	Babcock & Wilson Company				1/1/2001
Addendum V to Resinsurance Agreement	ACE INA Insurance	Honore Insurance Company Limited				1/1/2001
Addendum IV to Combined Multi-Line Program Agreement	Pacific Employers Insurance Company	Babcock & Wilson Company				1/1/2002
Addendum VI to Reinsurance Agreement	ACE INA Insurance	Pirogue Insurance Company, Ltd				1/1/2002
Addendum V to Combined Multi-Line Program Agreement	Babcock & Wilcox Company	ACE American Insurance Company	Pacific Employers Insurance Company			1/1/2003
Addendum VII to Reinsurance Agreement	ACE INA Insurance	Pirogue Insurance Company, Ltd				1/1/2003
Addendum VI to Combined multi-Line Program	Babcock & Wilcox Company	ACE American Insurance Company	Pacific Employers Insurance Company	ACE INA Insurance Company		1/1/2004
Addendum VII to Combined Multi-Line Program Agreement	Babcock & Wilcox Company	ACE American Insurance Company	ACE INA Insurance Company			1/1/2005
Casualty Program Binder	The Babcock & Wilcox Company	ACE American Insurance Company	ACE INA Insurance			1/1/2006
Casualty Program Binder	The Babcock & Wilcox Company	ACE American Insurance Company	ACE INA Insurance			1/1/2007
Casualty Program Binder	The Babcock & Wilcox Company	ACE American Insurance Company	ACE INA Insurance	Indemnity Insurance Company of North America		1/1/2008
Casualty Program Proposal	The Babcock & Wilcox Company	ACE American Insurance Company	ACE INA Insurance	Indemnity Insurance Company of North America		1/1/2009
Casualty Program Proposal	The Babcock & Wilcox Company	ACE American Insurance Company	ACE INA Insurance	Indemnity Insurance Company of North America		1/1/2010
Assumption and Loss Allocation Agreement	Babcock & Wilcox Holdings, Inc.	McDermott International, Inc.	ACE American Insurance Company			5/18/2010
Novation and Assumption Agreement	Creole Insurance Company, Ltd.	Boudin Insurance Company, Ltd.	ACE American Insurance Company			5/18/2010

Name of Agreement	Party to Agreement	Party to Agreement	Party to Agreement	Party to Agreement	Party to Agreement	Effective Date of Agreement
Casualty Program Binder	The Babcock & Wilcox Company	ACE American Insurance Company	Indemnity Insurance Company of North America			1/1/2011
Casualty Program Binder	The Babcock & Wilcox Company	ACE American Insurance Company	Indemnity Insurance Company of North America			1/1/2012
Casualty Program Binder	The Babcock & Wilcox Company	ACE American Insurance Company	Indemnity Insurance Company of North America			1/1/2013
Casualty Program Binder	The Babcock & Wilcox Company	ACE American Insurance Company	Indemnity Insurance Company of North America			11/15/2013
Casualty Program Binder	The Babcock & Wilcox Company	ACE American Insurance Company	Indemnity Insurance Company of North America			11/15/2014

EXHIBIT III –EXISTING POLICIES

Effective Date	Expiration Date	Policy Number	Named Insured	Type of Policy (LOB)	Issuing Company
4/1/1982	4/1/1983	GLP 829719	Babcock & Wilcox Company	GL	INA
4/1/1982	4/1/1985	XCP 014414	Intermountain Power Agency Department of Water & Power City of Los Angeles	XGL	INA
4/1/1983	4/1/1984	RSC C20704202	Babcock & Wilcox Company	WC	INA - TX
4/1/1983	4/1/1984	RSC C20704226	Babcock & Wilcox Company	WC	Pacific Employers
4/1/1983	4/1/1984	SCA 5914	The Babcock & Wilcox Company	Auto	INA - TX
4/1/1984	4/1/1985	RSC C22890785	TLT Babcock, Inc., a Joint Venture	WC	Pacific Employers
3/8/1985	3/8/1986	GLP G05111523	Babcock & Wilcox Company	GL	INA
4/1/1985	4/1/1986	RSC C19396812	Babcock & Wilcox Company	WC	Cigna
4/1/1985	4/1/1986	XCP G05111730	Commonwealth Edison Company	XGL	INA
4/1/1985	4/1/1986	XCP G0511326A	Intermountain Power Agency Department of Water & Power City of Los Angeles	GL	INA
4/21/1985	5/2/1985	GLP G05111766	Chevron USA	GL	INA
6/30/1985	7/10/1985	GLP G05112588	Chevron USA	GL	INA
4/1/1986	4/1/1987	CPO G03518656	Babcock & Wilcox Company	GL	INA
4/1/1986	4/1/1987	CPO G05114329	Babcock & Wilcox Company	GL	INA
4/1/1986	4/1/1987	CPO G05114329	Babcock & Wilcox Company	GL	INA
4/1/1986	4/1/1987	XCP G05114184	Arco Oil & Gas Company	XGL	INA
4/1/1987	4/1/1988	CPO G05115401	Babcock & Wilcox Company	XGL	INA
4/1/1987	4/1/1988	CPO G05115620	Babcock & Wilcox Company	GL	INA ILL
4/1/1987	4/1/1988	CPO G05115632	Babcock & Wilcox Company	GL	INA Ohio
4/1/1987	4/1/1988	CPO G05115978	Babcock & Wilcox Company	GL	INA
4/1/1987	4/1/1988	SCA 010999	The Babcock & Wilcox Company	Auto	INA
4/1/1988	4/1/1989	XSL G05194167	The Babcock & Wilcox Company	XGL	INA
4/1/1988	4/1/1989	XSL G05194179	The Babcock & Wilcox Company	XGL	Cigna of Ohio
4/1/1989	4/1/1990	CGO G05195792	Babcock & Wilcox Company	GL	INA
4/1/1989	4/1/1990	CPO G05195809	Babcock & Wilcox Company	GL	INA
4/1/1989	4/1/1990	CPO G05195809	Babcock & Wilcox Company	GL	INA
4/1/1989	4/1/1990	RSC C22291312	B & W Fuel Company	WC	INA
4/1/1989	4/1/1990	RSC C32916879	Babcock & Wilcox Company	WC	Pacific Employers
4/1/1989	4/1/1990	RSC C32916880	Babcock & Wilcox Company	WC	Cigna
4/1/1989	4/1/1990	RSC C32916892	Babcock & Wilcox Company 2	WC	Cigna - ILL
4/1/1989	4/1/1990	RSC C32916922	Babcock & Wilcox Company	WC	Atlantic Employers

Effective Date	Expiration Date	Policy Number	Named Insured	Type of Policy (LOB)	Issuing Company
4/1/1989	4/1/1990	SCA 012151	The Babcock & Wilcox Company	Auto	INA
4/1/1989	4/1/1990	SCA 012152	The Babcock & Wilcox Company	GL	INA
4/1/1989	4/1/1990	XSL G05195780	The Babcock & Wilcox Company	XGL	INA
4/1/1989	4/1/1990	XSL G05195780	The Babcock & Wilcox Company	XGL	INA
9/17/1989	9/17/1990	CRL G0519698A	ASEA - Babcock PFBC Joint Venture	GL	INA
4/1/1990	4/1/1991	CGO G0519751A	Babcock & Wilcox Company	GL	INA
4/1/1990	4/1/1991	CGO G0519751A	Babcock & Wilcox Company	GL	INA
4/1/1990	4/1/1991	CPO G05197521	Babcock & Wilcox Company	GL	INA
4/1/1990	4/1/1991	CPO G05197521	Babcock & Wilcox Company	GL	INA
4/1/1990	4/1/1991	CPO G05197521	Babcock & Wilcox Company	GL	INA
4/1/1990	4/1/1991	RSC C22292286	Babcock & Wilcox Company	WC	Pacific Employers
4/1/1990	4/1/1991	RSC C22292304	Babcock & Wilcox Company	WC	Cigna - ILL
4/1/1990	4/1/1991	RSC C22292316	Babcock & Wilcox Company	WC	Atlantic Employers
4/1/1990	4/1/1991	RSC C22292328	B & W Fuel Company	WC	INA
4/1/1990	4/1/1991	RSC C22292730	Babcock & Wilcox Company	WC	INA
4/1/1990	4/1/1991	RSC C2229362A	Babcock & Wilcox Company	WC	California Union
4/1/1990	4/1/1991	SCA 012197	The Babcock & Wilcox Company	Auto	INA
4/1/1990	4/1/1991	SCA 012198	The Babcock & Wilcox Company	Auto	INA
4/1/1990	4/1/1991	XSL G05197508	The Babcock & Wilcox Company	XGL	INA
9/12/1990	9/12/1991	CPO G13210755	Babcock & Wilcox Company Power Generation Group	GL	INA
4/1/1991	4/1/1992	CGO G13211061	Babcock & Wilcox Company	GL	INA
4/1/1991	4/1/1992	CGO G13211061	Babcock & Wilcox Company	GL	INA
4/1/1991	4/1/1992	CPO G13211073	Babcock & Wilcox Company	GL	INA
4/1/1991	4/1/1992	CPO G13211073	Babcock & Wilcox Company	GL	INA
4/1/1991	4/1/1992	RSC C2229354	Babcock & Wilcox Company	WC	Pacific Employers
4/1/1991	4/1/1992	RSC C22293564	Babcock & Wilcox Company	WC	Atlantic Employers
4/1/1991	4/1/1992	RSC C22293898	Babcock & Wilcox Company	WC	INA
4/1/1991	4/1/1992	SCA 012272	Babcock & Wilcox Company	Auto	INA
4/1/1991	4/1/1992	WLR C22293552	Babcock & Wilcox Company	WC	Pacific Employers
4/1/1991	4/1/1992	WLR C22293849	Babcock & Wilcox Company	WC	Pacific Employers
4/1/1991	4/1/1992	WLR C22293850	Babcock & Wilcox Company	WC	Pacific Employers
4/1/1991	4/1/1992	WLR C22293862	Babcock & Wilcox Company	WC	Pacific Employers
4/1/1991	4/1/1992	WLR C22293874	Babcock & Wilcox Company	WC	Pacific Employers
4/1/1991	4/1/1992	WLR C22293886	Babcock & Wilcox Company	WC	Pacific Employers
4/1/1991	4/1/1992	XSL G1321105A	The Babcock & Wilcox Company	XGL	INA

Effective Date	Expiration Date	Policy Number	Named Insured	Type of Policy (LOB)	Issuing Company
4/1/1991	4/1/1992	XWC 011231	Babcock & Wilcox Company	XWC	Cigna
7/22/1991	7/22/1992	XCP G13211437	City of Lakeland, Florida Department of Electric & Water Utilities	XGL	INA
8/24/1991	8/24/1992	OGL G1321153A	PowerSafety International, Inc.	GL	INA
9/12/1991	9/12/1992	CPO G13211541	Babcock & Wilcox Company Power Generation Group	GL	INA
4/1/1992	4/1/1993	CGO G13211887	Babcock & Wilcox Company	GL	INA
4/1/1992	4/1/1993	CPO G13211899	Babcock & Wilcox Company	GL	INA
4/1/1992	4/1/1993	CPO G13211899	Babcock & Wilcox Company	GL	INA
4/1/1992	4/1/1993	RSC C38326259	Babcock & Wilcox Company	WC	Pacific Employers
4/1/1992	4/1/1993	RSC C38326351	Babcock & Wilcox Company	WC	INA
4/1/1992	4/1/1993	WLR C38326260	Babcock & Wilcox Company	WC	Pacific Employers
4/1/1992	4/1/1993	WLR C38326338	Babcock & Wilcox Company	WC	Cigna - TX
4/1/1992	4/1/1993	XCP G13211991	Naheola Cogeneration Limited Partnership & Industrial Development Board	XGL	INA
4/1/1992	4/1/1993	XSL G13211905	The Babcock & Wilcox Company	XGL	INA
4/1/1992	4/1/1993	XWC 011301	Babcock & Wilcox Company	XWC	Cigna
4/1/1993	4/1/1994	CGO G13212612	Babcock & Wilcox Company	GL	INA
4/1/1993	4/1/1994	CGO G13212612	Babcock & Wilcox Company	GL	INA
4/1/1993	4/1/1994	CPO G13212600	Babcock & Wilcox Company	GL	INA
4/1/1993	4/1/1994	RSC C36158621	Babcock & Wilcox Company	WC	INA
4/1/1993	4/1/1994	RSC C39770489	Babcock & Wilcox Company	WC	Pacific Employers
4/1/1993	4/1/1994	SCA 012527	The Babcock & Wilcox Company	Auto	INA
4/1/1993	4/1/1994	SCA 012528	The Babcock & Wilcox Company	Auto	INA
4/1/1993	4/1/1994	XCP G13212673	Naheola Cogeneration Limited Partnership & Industrial Development Board	GL	INA
4/1/1993	4/1/1994	XSL G13212594	The Babcock & Wilcox Company	XGL	INA
4/1/1993	4/1/1994	XSL G13212594	Babcock & Wilcox Company	XGL	INA
8/24/1993	8/24/1994	OGL G13212879	PowerSafety International, Inc.	GL	INA
9/12/1993	9/13/1994	CPO G13212909	Babcock & Wilcox Company Power Generation Group	GL	INA
10/1/1993	4/1/1994	XSL G13212983	Hudson Companies	XGL	INA
4/1/1994	4/1/1995	CGO G13213215	Babcock & Wilcox Company	GL	INA
4/1/1994	4/1/1995	CGO G13213215	Babcock & Wilcox Company	GL	INA
4/1/1994	4/1/1995	CPO G13213203	Babcock & Wilcox Company	GL	INA
4/1/1994	4/1/1995	CPO G13213203	Babcock & Wilcox Company	GL	INA
4/1/1994	4/1/1995	RSC C40809016	Babcock & Wilcox Company	WC	INA
4/1/1994	4/1/1995	RSC C40809491	Babcock & Wilcox Company	WC	Pacific Employers

Effective Date	Expiration Date	Policy Number	Named Insured	Type of Policy (LOB)	Issuing Company
4/1/1994	4/1/1995	SCA 012556	The Babcock & Wilcox Company	Auto	INA
4/1/1994	4/1/1995	WLR C36160159	Babcock & Wilcox Company	WC	Cigna - TX
4/1/1994	4/1/1995	WLR C40809508	Babcock & Wilcox Company	WC	Pacific Employers
4/1/1994	4/1/1995	XSL G13213197	The Babcock & Wilcox Company	XGL	INA
4/1/1994	4/1/1995	XSL G13213197	Babcock & Wilcox Company	XGL	INA
4/1/1994	4/1/1995	XSL G13213227	Hudson Companies	XGL	INA
4/1/1994	4/1/1995	XSL G13213227	Hudson Companies	XGL	INA
8/24/1994	8/24/1995	OGL G13213410	PowerSafety International, Inc.	GL	INA
9/12/1994	9/12/1995	CPO G13213380	Babcock & Wilcox Company Power Generation Group	GL	INA
4/1/1995	4/1/1996	CGO G13213720	Babcock & Wilcox Company	GL	INA
4/1/1995	4/1/1996	CPO G13213719	Babcock & Wilcox Company	GL	IND
4/1/1995	4/1/1996	NWC C3616248A	Babcock & Wilcox Construction Co.	WC	Cigna
4/1/1995	4/1/1996	RSC C36162028	Babcock & Wilcox Company	WC	Cigna
4/1/1995	4/1/1996	RSC C36162053	Hudson Companies	WC	Bankers Standard
4/1/1995	4/1/1996	RSC C3616234A	Babcock & Wilcox Company	WC	Cigna
4/1/1995	4/1/1996	WLR C36161991	Babcock & Wilcox Company	WC	Cigna
4/1/1995	4/1/1996	WLR C36162004	Babcock & Wilcox Company	WC	Bankers Standard
4/1/1995	4/1/1996	WLR C36162016	Babcock & Wilcox Company	WC	Cigna
4/1/1995	4/1/1996	XSL G13213707	The Babcock & Wilcox Company	XGL	IND
4/1/1995	4/1/1996	XSL G13213707	The Babcock & Wilcox Company	XGL	IND
8/24/1995	8/24/1996	CAL H06353149	Deep Oil Technology, Inc.	Auto	IND
8/24/1995	8/24/1996	NWC C41224319	Deep Oil Technology, Inc.	WC	Cigna
8/24/1995	8/24/1996	OGL G14232096	Deep Oil Technology, Inc.	GL	IND
4/1/1996	4/1/1997	CGO G18967431	Babcock & Wilcox Company	GL	IND
4/1/1996	4/1/1997	CPO G18968599	Babcock & Wilcox Company	GL	IND
4/1/1996	4/1/1997	CPO G18968599	Babcock & Wilcox Company	GL	IND
4/1/1996	4/1/1997	RSC C2733278A	Babcock & Wilcox Company	WC	Cigna
4/1/1996	4/1/1997	RSC C4206726A	Babcock & Wilcox Company	WC	Cigna
4/1/1996	4/1/1997	SCA 012575	The Babcock & Wilcox Company	Auto	IND
4/1/1996	4/1/1997	WLR C27332080	Babcock & Wilcox Company	WC	Cigna
4/1/1996	4/1/1997	WLR C27332766	Hudson Companies	WC	Bankers Standard
4/1/1996	4/1/1997	WLR C27332778	Babcock & Wilcox Company	WC	Bankers Standard
4/1/1996	4/1/1997	WLR C27332808	Babcock & Wilcox Company	WC	Cigna
4/1/1996	4/1/1997	XSL G18967911	Babcock & Wilcox Company	GL	INA
4/1/1996	4/1/1997	XSL G1896823A	Hudson Companies	XGL	IND

Effective Date	Expiration Date	Policy Number	Named Insured	Type of Policy (LOB)	Issuing Company
8/24/1996	8/24/1997	CAL H07132001	Deep Oil Technology, Inc.	Auto	INA
8/24/1996	8/24/1997	NWC C42181018	Deep Oil Technology, Inc.	WC	INA
8/24/1996	8/24/1997	OGL G18967364	Deep Oil Technology, Inc.	GL	INA
4/1/1997	4/1/1998	RSC C42109484	Babcock & Wilcox Company	WC	Pacific Employers
4/1/1997	4/1/1998	RSC C42109502	Babcock & Wilcox Company	WC	Cigna
4/1/1997	4/1/1998	WLR C42109460	Babcock & Wilcox Company	WC	Pacific Employers
4/1/1997	4/1/1998	WLR C42109472	Babcock & Wilcox Company	WC	Bankers Standard
4/1/1997	4/1/1998	WLR C42109496	Babcock & Wilcox Company	WC	Pacific Employers
4/1/1997	4/1/1998	WLR C42109514	Hudson Companies	WC	Bankers Standard
8/24/1997	8/24/1998	CAL H07322574	Deep Oil Technology, Inc.	Auto	INA
8/24/1997	8/24/1998	NWC C42425497	Deep Oil Technology, Inc.	WC	INA
8/24/1997	8/24/1998	OGL G19326792	Deep Oil Technology, Inc.	GL	INA
12/18/1997	12/18/1998	OGL G1965722A	Monmouth Couty Materials Processing & Recovery Facility; National Ecology Company & The Babcock and Wilcox Company	GL	IND
4/1/1998	4/1/1999	HDC G19657280	Babcock & Wilcox Company	GL	Pacific Employers
4/1/1998	4/1/1999	HDO G219657292	Babcock & Wilcox Company	GL	Pacific Employers
4/1/1998	4/1/1999	ISA H07323360	The Babcock & Wilcox Company	Auto	Pacific Employers
4/1/1998	4/1/1999	PWC C42460187	Babcock & Wilcox Company	WC	Pacific Employers
4/1/1998	4/1/1999	WLR C42460151	Babcock & Wilcox Company	WC	Pacific Employers
4/1/1998	4/1/1999	WLR C42460163	Babcock & Wilcox Company	WC	Pacific Employers
4/1/1998	4/1/1999	WLR C42460175	Babcock & Wilcox Company	WC	Cigna - TX
4/1/1998	4/1/1999	WLR C42460205	Hudson Companies	WC	Cigna - TX
4/1/1998	4/1/1999	XSL G19657279	The Babcock & Wilcox Company	XGL	Pacific Employers
4/1/1998	4/1/1999	XSL G19657309	Hudson Companies	XGL	Pacific Employers
4/1/1998	4/1/1999	XSL G19657309	Hudson Companies	XGL	Pacific Employers
8/24/1998	8/24/1999	CAL H07406794	Deep Oil Technology, Inc.	Auto	Cigna
8/24/1998	8/24/1999	OGL G19657905	Deep Oil Technology, Inc.	GL	Cigna
10/1/1998	10/1/2001	XOO G19658193	State Line Energy, LLC	XGL	Cigna
12/18/1998	12/18/1999	CAL H07407385	National Ecology Company	Auto	Cigna
12/18/1998	12/18/1999	OGL G19327024	National Ecology Company, Power Systems Operations, Inc. and The Babcock & Wilcox Company and Monmouth County Materials Processing and Recovery Facility	GL	Cigna
4/1/1999	1/1/2000	HDC G19657280	Babcock & Wilcox Company	GL	Pacific Employers
4/1/1999	1/1/2000	HDO G219657292	Babcock & Wilcox Company	GL	Pacific Employers

Effective Date	Expiration Date	Policy Number	Named Insured	Type of Policy (LOB)	Issuing Company
4/1/1999	4/1/2000	PWC C42643890	Babcock & Wilcox Company	WC	Pacific Employers
4/1/1999	4/1/2000	PWC C42643890	Babcock & Wilcox Company	WC	Pacific Employers
4/1/1999	4/1/2000	WLR C42643889	Hudson Companies	WC	Pacific Employers
4/1/1999	4/1/2000	WLR C42643907	Babcock & Wilcox Company	WC	Pacific Employers
4/1/1999	1/1/2000	XSL G19657279	The Babcock & Wilcox Company	XGL	Pacific Employers
4/1/1999	1/1/2000	XSL G19657309	Hudson Companies	XGL	Pacific Employers
8/24/1999	8/24/2000	CAL H0767823A	Deep Oil Technology, Inc.	Auto	Cigna
8/24/1999	8/24/2000	NWC C42645254	Deep Oil Technology, Inc.	WC	Cigna
8/24/1999	8/24/2000	OGL G1989521A	Deep Oil Technology, Inc.	GL	Cigna
12/18/1999	12/18/2000	CAL H07678903	National Ecology Company	AL	Pacific Employers
12/18/1999	12/18/2000	CUA-104533-0	National Ecology Company	Umb	Westchester Fire Ins Co
12/18/1999	12/18/2000	OGL G19895993	National Ecology Company	GL	Pacific Employers
1/1/2000	1/1/2001	HDC G19657280	Babcock & Wilcox Company	GL	Pacific Employers
1/1/2000	1/1/2001	HDO G219657292	Babcock & Wilcox Company	GL	Pacific Employers
1/1/2000	1/1/2001	PWC C42645618	Babcock & Wilcox Company	WC	Pacific Employers
1/1/2000	1/1/2001	WLR C42645631	Hudson Companies	WC	Pacific Employers
1/1/2000	1/1/2001	WLR C42645643	Babcock & Wilcox Company	WC	Pacific Employers
1/1/2000	1/1/2001	XOO G20292817	Mid American Energy Company	XGL	Pacific Employers
1/1/2000	1/1/2001	XSL G19657279	The Babcock & Wilcox Company	XGL	Pacific Employers
1/1/2000	1/1/2001	XSL G19657309	Hudson Companies	XGL	Pacific Employers
12/11/2000	6/1/2001	XLG G20295624	NRG El Segundo Operations Inc.	XGL	AAI
12/18/2000	12/18/2001	HDO G20295715	National Ecology Company	GL	Pacific Employers
12/18/2000	12/18/2001	ISA H07668016	National Ecology Company	Auto	Pacific Employers
12/18/2000	7/31/2001	XLG G20295661	NRG Cabrillo Power I	XGL	AAI
1/1/2001	1/1/2002	HDC G19657280	Babcock & Wilcox Company	GL	Pacific Employers
1/1/2001	1/1/2002	HDO G219657292	Babcock & Wilcox Company	GL	Pacific Employers
1/1/2001	1/1/2002	SCF C43139988	Babcock & Wilcox Company	WC	Pacific Employers
1/1/2001	1/1/2002	WLR C43139940	Babcock & Wilcox Company	WC	Pacific Employers
1/1/2001	1/1/2002	WLR C43140061	Hudson Companies	WC	Pacific Employers
1/1/2001	1/1/2002	XOO G20292817	Mid American Energy Company	XGL	Pacific Employers
1/1/2001	1/1/2002	XSL G19657279	The Babcock & Wilcox Company	XGL	Pacific Employers
1/1/2001	1/1/2002	XSL G19657309	Hudson Companies	XGL	Pacific Employers
7/2/2001	12/31/2001	XLG G20298017	Mirant Delta LLC	XGL	AAI
7/31/2001	3/31/2002	XLG G20295661	NRG Cabrillo Power I	XGL	AAI
12/18/2001	12/18/2002	HDO G20298431	National Ecology Company	GL	Pacific Employers

Effective Date	Expiration Date	Policy Number	Named Insured	Type of Policy (LOB)	Issuing Company
12/18/2001	12/18/2002	ISA H0766946A	National Ecology Company	AL	Pacific Employers
1/1/2002	1/1/2003	HDC G19657280	Babcock & Wilcox Company	GL	Pacific Employers
1/1/2002	1/1/2003	HDO G219657292	Babcock & Wilcox Company	GL	Pacific Employers
1/1/2002	1/1/2003	SCF C43100075	Babcock & Wilcox Company	WC	Pacific Employers
1/1/2002	1/1/2003	XSL G19657279	The Babcock & Wilcox Company	XGL	Pacific Employers
1/1/2002	1/1/2003	XSL G19657309	Hudson Companies	XGL	Pacific Employers
3/31/2002	4/30/2002	XLG G20295661	NRG Cabrillo Power I	XGL	AAI
10/1/2002	1/1/2003	XLG G20580161	Mid American Energy Company	XGL	AAI
12/18/2002	12/18/2003	HDO G2030442A	National Ecology Company	GL	AAI
12/18/2002	12/18/2003	ISA H07669884	National Ecology Company	AL	AAI
1/1/2003	1/1/2004	HDC G20580124	Babcock & Wilocx Company	GL	AAI
1/1/2003	1/1/2004	HDO G20579997	Babcock & Wilcox Company	GL	AAI
1/1/2003	1/1/2004	ISA H07670060	The Babcock & Wilcox Company	Auto	AAI
1/1/2003	1/1/2004	SCF C43497194	Babcock & Wilcox Company	WC	AAI
1/1/2003	1/1/2004	WLR C43497157	Babcock & Wilcox Company	WC	AAI
1/1/2003	1/1/2004	XSL G20580045	The Babcock & Wilcox Company	XGL	AAI
2/1/2003	12/17/2003	OCP G20304479	Pasadena ISD	GL	AAI
3/1/2003	3/1/2004	XLG G20579511	Reliant Energy	XGL	AAI
12/17/2003	12/17/2004	OCP G20304479	Pasadena ISD	GL	AAI
12/18/2003	12/18/2004	HDO G2030442A	National Ecology Company	GL	AAI
12/18/2003	12/18/2004	ISA H07669884	National Ecology Company	AL	AAI
1/1/2004	1/1/2005	HDC G20300140	Babcock & Wilcox Company	GL	AAI
1/1/2004	1/1/2005	HDO G20300103	Babcock & Wilcox Company	GL	AAI
1/1/2004	1/1/2005	ISA H07670485	The Babcock & Wilcox Company	Auto	AAI
1/1/2004	1/1/2005	SCF C43966169	Babcock & Wilcox Company	WC	AAI
1/1/2004	1/1/2005	WLR C43966157	Babcock & Wilcox Company	WC	AAI
1/1/2004	1/1/2005	XSL G20300061	The Babcock & Wilcox Company	XGL	AAI
2/1/2004	2/1/2005	WCU 014570	Babcock and Wilcox Investment Company	XWC	AAI
12/17/2004	12/17/2005	OCP G20304479	Pasadena ISD	GL	AAI
12/18/2004	12/18/2005	HDO G2030442A	National Ecology Company	GL	AAI
12/18/2004	12/18/2005	ISA H07669884	National Ecology Company	AL	AAI
1/1/2005	1/1/2006	SCF C4396494A	Babcock & Wilcox Company	WC	AAI
1/1/2005	1/1/2006	WLR C43988761	Babcock & Wilcox Company	WC	AAI
9/19/2005	12/18/2005	XSL G20299721	American Electric Power Service Corp	XGL	AAI
9/19/2005	12/18/2005	XSL G20299769	American Electric Power Service Corp	XGL	AAI

Effective Date	Expiration Date	Policy Number	Named Insured	Type of Policy (LOB)	Issuing Company
12/17/2005	12/17/2006	OCP G20304479	Pasadena ISD	GL	AAI
12/18/2005	12/18/2009	HDO G21703618R	National Ecology Company	GL	AAI
1/1/2006	1/1/2007	HDC G21728007	Babcock & Wilcox Company	GL	AAI
1/1/2006	1/1/2007	HDO G21727994	Babcock & Wilcox Company	GL	AAI
1/1/2006	1/1/2007	ISA H07670977	Babcock & Wilcox Company	Auto	AAI
1/1/2006	1/1/2007	SCF C44185520	Babcock & Wilcox Company	WC	AAI
1/1/2006	1/1/2007	WLR C44185532	Babcock & Wilcox Company	WC	AAI
1/1/2006	1/1/2007	XSL G21728068	Babcock & Wilcox Company	GL	AAI
12/18/2006	12/18/2007	CAL H07670928	National Ecology Company	AL	AAI
1/1/2007	1/1/2008	HDC G21736764	Babcock & Wilcox Company	GL	AAI
1/1/2007	1/1/2008	HDC G2372358A	BWXT Services, Inc.	GL	AAI
1/1/2007	1/1/2008	HDO G21736752	Babcock & Wilcox Company	GL	AAI
1/1/2007	1/1/2008	ISA H07673218	Babcock & Wilcox Company	Auto	AAI
1/1/2007	1/1/2008	ISA H07834597	BWXT Services, Inc.	Auto	AAI
1/1/2007	1/1/2008	SCF C44450653	Babcock & Wilcox Company	WC	AAI
1/1/2007	1/1/2008	WCU C44450550	Babcock & Wilcox Investment Company	WC	AAI
1/1/2007	1/1/2008	WLR C44450203	BWXT Services, Inc.	WC	AAI
1/1/2007	1/1/2008	WLR C44450616	Babcock & Wilcox Company	WC	AAI
1/1/2007	1/1/2008	XSL G21736235	BWTX Services, Inc.	GL	AAI
1/1/2007	1/1/2008	XSL G21736740	Babcock & Wilcox Company	GL	AAI
1/1/2008	1/1/2009	HDC G23734758	Babcock & Wilcox Company	GL	AAI
1/1/2008	1/1/2009	HDO G23734746	Babcock & Wilcox Company	GL	AAI
1/1/2008	1/1/2009	ISA H0823839A	The Babcock &Wilcox Company	Auto	AAI
1/1/2008	1/1/2009	WLR C44478596	The Babcock & Wilcox Company	WC	AAI
1/1/2008	1/1/2009	WLR C44479813	The Babcock & Wilcox Company	WC	IND
1/1/2008	1/1/2009	XSL G23733766	The Babcock & Wilcox Company	GL	AAI
1/1/2009	1/1/2010	HDC G23749270	The Babcock & Wilcox Company	GL	AAI
1/1/2009	1/1/2010	HDO G23749233	The Babcock & Wilcox Company	GL	AAI
1/1/2009	1/1/2010	ISA H08252506	The Babcock & Wilcox Company	Auto	AAI
1/1/2009	1/1/2010	SCF C44356909	Babcock & Wilcox Company	WC	AAI
1/1/2009	1/1/2010	WCU C44356867	Babcock & Wilcox Investment Company	WC	AAI
1/1/2009	1/1/2010	WLR C44356946	The Babcock & Wilcox Company	WC	IND
1/1/2009	1/1/2010	WLR C44356983	The Babcock & Wilcox Company	WC	AAI
1/1/2009	1/1/2010	XSL G23749312	The Babcock & Wilcox Company	GL	AAI
1/1/2010	1/1/2011	HDC G24938463	The Babcock & Wilcox Company	GL	AAI

Effective Date	Expiration Date	Policy Number	Named Insured	Type of Policy (LOB)	Issuing Company
1/1/2010	1/1/2011	HDO G24938475	The Babcock & Wilcox Company	GL	AAI
1/1/2010	1/1/2011	SCF C45709516	The Babcock & Wilcox Company	WC	AAI
1/1/2010	1/1/2011	WLR C45709498	The Babcock & Wilcox Company	WC	AAI
1/1/2010	1/1/2011	WLR C45709504	The Babcock & Wilcox Company	WC	IND
1/1/2010	1/1/2011	XSL G24938451	The Babcock & Wilcox Company	GL	AAI
1/1/2011	1/1/2012	WCU C46141052	The Babcock & Wilcox Company	WC	AAI
1/1/2011	1/1/2012	ISA H08631578	The Babcock & Wilcox Company	Auto	AAI
1/1/2011	1/1/2012	WLR C46141027	The Babcock & Wilcox Company	WC	AAI
1/1/2011	1/1/2012	WLR C46141039	The Babcock & Wilcox Company	WC	IND
1/1/2011	1/1/2012	SCF C46141040	The Babcock & Wilcox Company	WC	AAI
1/1/2011	1/1/2012	XSL G25522849	The Babcock & Wilcox Company	XGL	AAI
1/1/2011	1/1/2012	HDC G25522886	The Babcock & Wilcox Company	GL	AAI
1/1/2011	1/1/2012	HDO G25522928	The Babcock & Wilcox Company	GL	AAI
1/1/2012	1/1/2013	WCU C46772544	The Babcock & Wilcox Company	WC	AAI
1/1/2012	1/1/2013	ISA H08693560	The Babcock & Wilcox Company	Auto	AAI
1/1/2012	1/1/2013	WLR C46772556	The Babcock & Wilcox Company	WC	AAI
1/1/2012	1/1/2013	WLR C46772568	The Babcock & Wilcox Company	WC	IND
1/1/2012	1/1/2013	SCF C4677257A	The Babcock & Wilcox Company	WC	AAI
1/1/2012	1/1/2013	XSL G25533677	The Babcock & Wilcox Company	XGL	AAI
1/1/2012	1/1/2013	HDC G25533689	The Babcock & Wilcox Company	GL	AAI
1/1/2012	1/1/2013	HDO G25533690	The Babcock & Wilcox Company	GL	AAI
1/1/2013	11/1/2013	WCU C47124025	The Babcock & Wilcox Company	WC	AAI
1/1/2013	11/1/2013	ISA H08711720	The Babcock & Wilcox Company	Auto	AAI
1/1/2013	11/1/2013	WLR C47124037	The Babcock & Wilcox Company	WC	AAI
1/1/2013	11/1/2013	WLR C47124049	The Babcock & Wilcox Company	WC	IND
1/1/2013	11/1/2013	XSL G27013107	The Babcock & Wilcox Company	XGL	AAI
1/1/2013	11/1/2013	HDC G27013119	The Babcock & Wilcox Company	GL	AAI
1/1/2013	11/1/2013	HDO G27013120	The Babcock & Wilcox Company	GL	AAI
1/1/2013	11/1/2013	SCF C47124050	The Babcock & Wilcox Company	WC	AAI
11/1/2014	11/1/2015	WCU C48019006	The Babcock & Wilcox Company	WC	AAI
11/1/2014	11/1/2015	WLR C48019018	The Babcock & Wilcox Company	WC	AAI
11/1/2014	11/1/2015	WLR C48019031	The Babcock & Wilcox Company	WC	IND
11/1/2014	11/1/2015	SCF C4801902A	The Babcock & Wilcox Company	WC	AAI
11/1/2014	11/1/2015	ISA H08828726	The Babcock & Wilcox Company	Auto	AAI
11/1/2014	11/1/2015	XSL G27337971	The Babcock & Wilcox Company	XSGL	AAI

Effective Date	Expiration Date	Policy Number	Named Insured	Type of Policy (LOB)	Issuing Company
11/1/2014	11/1/2015	HDC G2733796A	The Babcock & Wilcox Company	GL	AAI
11/1/2014	11/1/2015	HDO G27337958	The Babcock & Wilcox Company	GL	AAI
1/1/2011	1/1/2012	OCP G25527963	Babcock & Wilcox Power Generation Group, Inc.	OCP	AAI
1/1/2011	1/1/2012	OCP G25528001	Babcock & Wilcox Power Generation Group, Inc.	OCP	AAI
1/1/2011	1/1/2012	OCP G25528049	Babcock & Wilcox Power Generation Group, Inc.	OCP	AAI
1/1/2011	1/1/2012	OCP G25528128	Babcock & Wilcox Power Generation Group, Inc.	OCP	AAI
1/1/2011	1/1/2012	OCP G25527975	Babcock & Wilcox Power Generation Group, Inc.	OCP	AAI
1/1/2011	1/1/2012	OCP G25528013	Babcock & Wilcox Power Generation Group Field Service Engineering Service	OCP	AAI
1/1/2011	1/1/2012	OCP G25528050	Babcock & Wilcox Construction Co. , Inc.	OCP	AAI
1/1/2011	1/1/2012	OCP G25528098	Babcock & Wilcox Power Generation Group, Inc.	OCP	AAI
1/1/2011	1/1/2012	OCP G2552813A	Babcock & Wilcox Power Generation Group, Inc.	OCP	AAI
1/1/2011	1/1/2012	OCP G25528116	Babcock & Wilcox Power Generation Group, Inc.	OCP	AAI
1/1/2011	1/1/2012	OCP G25528153	Babcock & Wilcox Power Generation Group, Inc.	OCP	AAI
1/4/2015	1/1/2012	OCP G2553220A	Babcock & Wilcox Power Generation Group, Inc./Service Company - Field Engineering Services	OCP	AAI
1/1/2011	1/1/2012	OCP G25532247	Babcock & Wilcox Construction Company, Inc.	OCP	AAI
1/1/2011	1/1/2012	OCP G25532284	Babcock & Wilcox Construction Company, Inc.	OCP	AAI
1/1/2011	1/1/2012	OCP G25532326	Babcock & Wilcox Construction Company, Inc.	OCP	AAI
1/1/2011	1/1/2012	OCP G25532363	Babcock & Wilcox Construction Company, Inc.	OCP	AAI
1/1/2011	1/1/2012	OCP G25532211	Babcok & Wilcox Construction Co	OCP	AAI
1/1/2011	1/1/2012	CCP G25532259	Babcock & Wilcox Construction Co.	OCP	AAI
1/1/2011	1/1/2012	OCP G25532296	Babcock & Wilcox Construction Co	OCP	AAI
1/1/2011	1/1/2012	OCP G25532338	Babcock & Wilcox Construction Company, Inc.	OCP	AAI
1/1/2011	1/1/2012	OCP G25532375	Babcock & Wilcox Construction Company, Inc.	OCP	AAI
1/1/2011	1/1/2012	OCP G25532223	Babcock & Wilcox Construction Company, Inc.	OCP	AAI
1/1/2011	1/1/2012	OCP G25532260	Babcock & Wilcox Power Generation Group Inc	OCP	AAI
1/1/2011	1/1/2012	OCP G25532302	Babcock & Wilcox Power Generation Group Inc	OCP	AAI
1/1/2011	1/1/2012	OCP G2553234A	Babcock & Wilcox Power Generation Group Inc	OCP	AAI
1/1/2011	1/1/2012	OCP G25532387	Babcock & Wilcox Power Generation Group Inc	OCP	AAI
1/1/2011	1/1/2012	OCP G25532235	Babcock & Wilcox Power Generaton Group, Inc.	OCP	AAI
1/1/2011	1/1/2012	OCP G25532272	Babcock & Wilcox Power Generaton Group, Inc.	OCP	AAI
1/1/2011	1/1/2012	OCP G25532314	Babcock & Wilcox Power Generaton Group, Inc.	OCP	AAI
1/1/2011	1/1/2012	OCP G25532351	Babcock & Wilcox Power Generation Group, Inc.	OCP	AAI
1/24/2011	1/1/2012	OCP G25532442	Allen-Sherman-Hoff	OCP	AAI
2/2/2011	1/1/2012	OCP G25532521	Babcock & Wilcox Power Generaton Group, Inc.	OCP	AAI

Effective Date	Expiration Date	Policy Number	Named Insured	Type of Policy (LOB)	Issuing Company
1/24/2011	1/1/2012	OCP G25532569	Babcock & Wilcox Power Generaton Group, Inc.	OCP	AAI
1/27/2011	1/1/2012	OCP G25532454	Babcock & Wilcox Power Generation Group Field Engineering Service - BWSC	OCP	AAI
1/24/2011	1/1/2012	OCP G25532491	Babcock & Wilcox Power Generation Group	OCP	AAI
2/2/2011	1/1/2012	OCP G25532533	Babcock & Wilcox Power Generation Group Field Engineering Service - BWSC	OCP	AAI
2/9/2011	1/1/2012	OCP G25532429	Babcock & Wilcox Construction Co. Inc.	OCP	AAI
2/15/2011	1/1/2012	OCP G25532466	Babcock & Wilcox Power Generation Group, Inc. FPD-Environmental Aftermarket Group 0688	OCP	AAI
2/17/2011	1/1/2012	OCP G25532508	Babcock & Wilcox Power Generation Group Field Engineering Service - BWSC	OCP	AAI
2/21/2011	1/1/2012	OCP G25532545	Babcock & Wilcox Power Generation Group Field Engineering Service - BWSC	OCP	AAI
3/7/2011	1/1/2012	OCP G25532430	B&W PGG, Field Engineering Services	OCP	AAI
3/14/2011	1/1/2012	OCP G25532478	Babcock & Wilcox Construction Co., Inc.	OCP	AAI
4/9/2011	1/1/2012	OCP G2553251A	Babcock & Wilcox Power Generation Group, Inc.	OCP	AAI
3/30/2011	1/1/2012	OCP G25532557	Babcock & Wilcox Power Generation Group, Inc./Service Company – Field Engineering Services	OCP	AAI
3/28/2011	1/1/2012	OCP G25532600	Babcock & Wilcox Construction Co., Inc.	OCP	AAI
4/1/2011	1/1/2012	OCP G25532648	Babcock & Wilcox Power Generation Group	OCP	AAI
4/5/2011	1/1/2012	OCP G25532685	Babcock & Wilcox Power Generation Group, Inc.	OCP	AAI
5/9/2011	1/1/2012	OCP G25532612	Babcock & Wilcox Construction Co., Inc.	OCP	AAI
5/13/2011	1/1/2012	OCP G25532697	Babcock & Wilcox Power Generation Group, INC.	OCP	AAI
5/13/2011	1/1/2012	OCP G25532739	Babcock & Wilcox Power Generation Group	OCP	AAI
5/23/2011	1/1/2012	OCP G25532776	IveyCooper Services	OCP	AAI
7/18/2011	1/1/2012	OCP G25532636	Babcock & Wilcox Power Generation Group	OCP	AAI
7/26/2011	1/1/2012	OCP G25532715	Babcock & Wilcox Power Generation Group, Inc.	OCP	AAI
7/27/2011	1/1/2012	OCP G25532752	Babcock & Wilcox Power Generation Group, Inc.	OCP	AAI
7/29/2011	1/1/2012	OCP G26437362	Babcock & Wilcox Power Generation Group, Inc.	OCP	AAI
7/31/2011	1/1/2012	OCP G26437404	Babcock & Wilcox Construction Co., Inc.	OCP	AAI
9/1/2011	1/1/2012	OCP G26437489	Babcock & Wilcox Power Generation Group, Inc.	OCP	AAI
9/26/2011	1/1/2012	OCP G26437453	PPG-Environmental Aftermarket Services	OCP	AAI
9/23/2011	1/1/2012	OCP G26437490	Babcock & Wilcox Power Generation Group, Inc.	OCP	AAI
10/1/2011	1/1/2012	OCP G26437428	Babcock & Wilcox Power Generation Group	OCP	AAI
10/4/2011	1/1/2012	OCP G26437465	Babcock & Wilcox Power Generation Group	OCP	AAI
10/11/2011	1/1/2012	OCP G26437507	Babcock & Wilcox Power Generation Group	OCP	AAI

Effective Date	Expiration Date	Policy Number	Named Insured	Type of Policy (LOB)	Issuing Company
10/24/2011	1/1/2012	OCP G26437398	Babcock & Wilcox Power Generation Group, Inc.	OCP	AAI
11/7/2011	1/1/2012	OCP G26437544	IveyCooper Services	OCP	AAI
11/14/2011	1/1/2012	OCP G26437477	Babcock & Wilcox Power Generation Group, Inc.	OCP	AAI
12/19/2011	1/1/2012	OCP G26437519	Babcock & Wilcox Power Generation Group, Inc.	OCP	AAI
1/1/2012	1/1/2013	OCP G26439127	Babcock & Wilcox Construction Company, Inc.	OCP	AAI
1/1/2012	1/1/2013	OCP G26439164	Babcock & Wilcox Power Generation Group, Inc.	OCP	AAI
1/1/2012	1/1/2013	OCP G26439206	Babcock & Wilcox Power Generaton Group, Inc.	OCP	AAI
1/1/2012	1/1/2013	OCP G26439243	Babcock & Wilcox Construction Company, Inc.	OCP	AAI
1/1/2012	1/1/2013	OCP G26439280	B&W PGG, Field Engineering Services	OCP	AAI
1/1/2012	1/1/2013	OCP G26439322	Babcock & Wilcox Power Generation Group, Inc.	OCP	AAI
1/1/2012	1/1/2013	OCP G2643936A	Babcock & Wilcox Power Generation Group, Inc.	OCP	AAI
1/1/2012	1/1/2013	OCP G26439401	Allen-Sherman-Hoff	OCP	AAI
1/1/2012	1/1/2013	OCP G26439449	Babcock & Wilcox Power Generation Group, Inc. Field Engineering Services - BWSC	OCP	AAI
1/1/2012	1/1/2013	OCP G26439486	Babcok & Wilcox Construction Co	OCP	AAI
1/1/2012	1/1/2013	OCP G26439528	Babcock & Wilcox Power Generation Group Field Engineering Service - BWSC	OCP	AAI
1/1/2012	1/1/2013	OCP G26439565	Babcock & Wilcox Power Generation Group, Inc.	OCP	AAI
1/1/2012	1/1/2013	OCP G26439607	Babcock & Wilcox Construction Co., Inc.	OCP	AAI
1/1/2012	1/1/2013	OCP G26439644	Babcock & Wilcox Construction Co., Inc.	OCP	AAI
1/1/2012	1/1/2013	OCP G26439681	Babcock & Wilcox Construction Co., Inc.	OCP	AAI
1/1/2012	1/1/2013	OCP G26439723	Babcock & Wilcox Power Generation Group	OCP	AAI
1/1/2012	1/1/2013	OCP G26439760	Babcock & Wilcox Power Generaton Group, Inc.	OCP	AAI
1/1/2012	1/1/2013	OCP G26439802	Babcock & Wilcox Power Generation Group, Inc.	OCP	AAI
1/1/2012	1/1/2013	OCP G2643984A	Babcock & Wilcox Construction Company, Inc.	OCP	AAI
1/1/2012	1/1/2013	OCP G26439887	Babcock & Wilcox Power Generation Group, Inc.	OCP	AAI
1/1/2012	1/1/2013	OCP G26439139	Babcock & Wilcox Power Generation Group, Inc.	OCP	AAI
1/1/2012	1/1/2013	OCP G26439176	Babcock & Wilcox Construction Company, Inc.	OCP	AAI
1/1/2012	1/1/2013	OCP G26439218	Babcock & Wilcox Power Generation Group, Inc.	OCP	AAI
1/1/2012	1/1/2013	OCP G26439255	Babcock & Wilcox Power Generation Group, Inc.	OCP	AAI
1/1/2012	1/1/2013	OCP G26439292	Babcock & Wilcox Power Generation Group Field Engineering Service - BWSC	OCP	AAI
1/1/2012	1/1/2013	OCP G26439334	Babcock & Wilcox Power Generation Group, Inc. Field Engineering Services - BWSC	OCP	AAI
1/1/2012	1/1/2013	OCP G26439371	Babcock & Wilcox Power Generation Group, Inc. FPD-Environmental Aftermarket Group 0688	OCP	AAI

Effective Date	Expiration Date	Policy Number	Named Insured	Type of Policy (LOB)	Issuing Company
1/1/2012	1/1/2013	OCP G26439413	Babcock & Wilcox Power Generation Group Field Engineering Service - BWSC	OCP	AAI
1/1/2012	1/1/2013	OCPG26439450	Babcock & Wilcox Power Generation Group, Inc. Field Engineering Services - BWSC	OCP	AAI
1/1/2012	1/1/2013	OCP G26439498	Babcock & Wilcox Power Generation Group Field Engineering Service - BWSC	OCP	AAI
1/1/2012	1/1/2013	OCP G2643953A	Babcock & Wilcox Power Generation Group Field Service Engineering Service	OCP	AAI
1/1/2012	1/1/2013	OCP G26439577	Babcock & Wilcox Construction Co., Inc.	OCP	AAI
1/1/2012	1/1/2013	OCP G26439619	Babcock & Wilcox Power Generation Group	OCP	AAI
1/1/2012	1/1/2013	OCP G26439656	Babcock & Wilcox Power Generation Group	OCP	AAI
1/1/2012	1/1/2013	OCP G26439693	Babcock & Wilcox Power Generaton Group, Inc.	OCP	AAI
1/1/2012	1/1/2013	OCP G26439735	Babcock & Wilcox Construction Co. Inc.	OCP	AAI
1/1/2012	1/1/2013	OCP G26439772	Babcock & Wilcox Construction Company, Inc.	OCP	AAI
1/1/2012	1/1/2013	OCP G26439814	Babcock & Wilcox Power Generation Group	OCP	AAI
1/1/2012	1/1/2013	OCP G26439851	Babcock & Wilcox Power Generaton Group, Inc.	OCP	AAI
1/1/2012	1/1/2013	OCP G26439899	Babcock & Wilcox Construction Co	OCP	AAI
1/1/2012	1/1/2013	OCP G26439140	Babcock & Wilcox Power Generation Group, Inc. Field Engineering Services - BWSC	OCP	AAI
1/1/2012	1/1/2013	OCP G26439188	Babcock & Wilcox Power Generaton Group, Inc.	OCP	AAI
1/1/2012	1/1/2013	OCP G2643922A	Babcock & Wilcox Power Generation Group, Inc./Service Company – Field Engineering Services	OCP	AAI
1/1/2012	1/1/2013	OCP G26439267	Babcock & Wilcox Power Generation Group Inc	OCP	AAI
1/1/2012	1/1/2013	OCP G26439309	Babcock & Wilcox Power Generation Group Inc	OCP	AAI
1/1/2012	1/1/2013	OCP G26439346	Babcock & Wilcox Power Generation Group Inc	OCP	AAI
1/1/2012	1/1/2013	OCP G26439383	Babcock & Wilcox Power Generation Group	OCP	AAI
1/1/2012	1/1/2013	OCP G26439425	Babcock & Wilcox Construction Company, Inc.	OCP	AAI
1/1/2012	1/1/2013	OCP G26439462	Babcock & Wilcox Power Generation Group, Inc. (FPD)	OCP	AAI
1/1/2012	1/1/2013	OCP G26439504	Babcock & Wilcox Construction Company, Inc.	OCP	AAI
1/1/2012	1/1/2013	OCP G26439541	Babcock & Wilcox Power Generation Group	OCP	AAI
1/1/2012	1/1/2013	OCP G26439589	Babcock & Wilcox Construction Company, Inc.	OCP	AAI
1/1/2012	1/1/2013	OCP G26439620	Babcock & Wilcox Power Generation Group, Inc.	OCP	AAI
1/20/2012	1/1/2013	OCP G26439516	Babcock & Wilcox Power Generation Group, Inc.	OCP	AAI
1/4/2012	1/1/2013	OCP G26439553	Babcock & Wilcox Power Generation Group, Inc.	OCP	AAI
1/10/2012	1/1/2013	OCP G26439632	Babcock & Wilcox Power Generation Group	OCP	AAI
1/1/2012	1/1/2013	OCP G2643967A	Babcock & Wilcox Construction Company, Inc.	OCP	AAI

Effective Date	Expiration Date	Policy Number	Named Insured	Type of Policy (LOB)	Issuing Company
1/24/2012	1/1/2013	OCP G26439711	Babcock & Wilcox Power Generation Group, Inc.	OCP	AAI
1/25/2012	1/1/2013	OCP G26439759	Babcock & Wilcox Power Generation Group Field Engineering Service - BWSC	OCP	AAI
1/26/2012	1/1/2013	OCP G26439796	Babcock & Wilcox Power Generation Group, Inc.	OCP	AAI
1/26/2012	1/1/2013	OCP G26439838	IveyCooper Services, LLC	OCP	AAI
1/30/2012	1/1/2013	OCP G26439875	Babcock & Wilcox Power Generation Group, Inc./Service Company – Field Engineering Services	OCP	AAI
2/2/2012	1/1/2013	OCP G26439929	Babcock & Wilcox Power Generation Group, Inc. Field Engineering Service - BWSC	OCP	AAI
2/2/2012	1/1/2013	OCP G26439966	Babcock & Wilcox PGG/BWSC/RP	OCP	AAI
2/6/2012	1/1/2013	OCP G26439930	Babcock & Wilcox Construction Company, Inc.	OCP	AAI
2/7/2012	1/1/2013	OCP G26439942	Diamond Power Specialty Company Allen-Sherman-Hoff Diamond Power Controls & Diagnostics	OCP	AAI
2/14/2012	1/1/2013	OCP G2643998A	Babcock & Wilcox Power Generation Group Field Service Engineering Service	OCP	AAI
3/2/2012	1/1/2013	OCP G26439991	B&W PGG, Inc. KVB Enertec Products Emissions Monitoring	OCP	AAI
3/19/2012	1/1/2013	OCP G2644004A	Babcock & Wilcox Power Generation Group, Inc.	OCP	AAI
3/22/2012	1/1/2013	OCP G26440087	Babcock & Wilcox Power Generation Group, Inc.	OCP	AAI
3/28/2012	1/1/2013	OCP G26440014	Babcock & Wilcox Power Generation Group, Inc. Field Engineering Services	OCP	AAI
4/3/2012	1/1/2013	OCP G26440099	Babcock & Wilcox Power Generation Group, Inc.	OCP	AAI
4/2/2012	1/1/2013	OCP G26440026	Babcock & Wilcox Power Generation Group, Inc. Field Engineering Services	OCP	AAI
4/2/2012	1/1/2013	OCP G26440063	Babcock & Wilcox Power Generation Group, Inc.	OCP	AAI
4/11/2012	1/1/2013	OCP G26440105	Diamond Power Specialty Company Allen-Sherman-Hoff Diamond Power Controls & Diagnostics	OCP	AAI
5/1/2012	1/1/2013	OCP G26440038	Babcock & Wilcox Power Generation Group, Inc.	OCP	AAI
4/23/2012	1/1/2013	OCP G26440117	Babcock & Wilcox Power Generation Group, Inc.	OCP	AAI
5/2/2012	1/1/2013	OCP G27011949	Babcock & Wilcox Power Generation Group, Inc.	OCP	AAI
6/4/2012	1/1/2013	OCP G27011986	Babcock & Wilcox Power Generation Group, Inc.	OCP	AAI
5/25/2012	1/1/2013	OCP G27012024	Babcock & Wilcox Power Generation Group, Inc.	OCP	AAI
6/4/2012	1/1/2013	OCP G27012103	Babcock & Wilcox Power Generation Group, Inc.	OCP	AAI

Effective Date	Expiration Date	Policy Number	Named Insured	Type of Policy (LOB)	Issuing Company
6/6/2012	1/1/2013	OCP G27012140	IveyCooper Services LLC	OCP	AAI
6/19/2012	1/1/2013	OCP G27012188	Babcock & Wilcox Construction Co., Inc.	OCP	AAI
6/28/2012	1/1/2013	OCP G27012267	Babcock & Wilcox Power Generation Group, Inc.	OCP	AAI
8/1/2012	1/1/2013	OCP G27012346	Babcock & Wilcox Power Generation Group, Inc.	OCP	AAI
9/20/2012	1/1/2013	OCP G27011950	Babcock & Wilcox Power Generation Group, Inc.	OCP	AAI
10/11/2012	1/1/2013	OCP G27012073	Babcock & Wilcox Power Generation Group Inc./ B&W Service Company	OCP	AAI
10/15/2012	1/1/2013	OCP G27012115	Babcock & Wilcox Power Generation Group, Inc.	OCP	AAI
10/9/2012	1/1/2013	OCP G27012152	Babcock & Wilcox Power Generation Group Field Engineering Service - BWSC	OCP	AAI
10/29/2012	1/1/2013	OCP G2701219A	Babcock & Wilcox Power Generation Group Field Engineering Service - BWSC	OCP	AAI
11/12/2012	1/1/2013	OCP G27012279	Diamond Power International, Inc. 2600 E. Main Street Lancaster, OH 43130	OCP	AAI
12/3/2012	1/1/2013	OCP G27012310	Diamond Power Specialty Company Allen-Sherman-Hoff Diamond Power Controls & Diagnostics	OCP	AAI
12/4/2012	1/1/2013	OCP G27012358	Allen-Sherman-Hoff, a Division of Diamond Power International, Inc. 2600 E. Main Street, P.O. Box 415, Lancaster, OH 43130	OCP	AAI
11/1/2012	1/1/2013	OCP G27012395	Babcock & Wilcox Power Generation Group, Inc.	OCP	AAI
1/1/2013	11/15/2013	OCP G27012437	Babcock & Wilcox Construction Company, Inc.	OCP	AAI
1/1/2013	11/15/2013	OCP G27011962	Babcock & Wilcox Power Generation Group, Inc.	OCP	AAI
1/1/2013	11/15/2013	OCP G27012000	Babcock & Wilcox Power Generaton Group, Inc.	OCP	AAI
1/1/2013	11/15/2013	OCP G27012048	Babcock & Wilcox Construction Company, Inc.	OCP	AAI
1/1/2013	11/15/2013	OCP G27012085	B&W PGG, Field Engineering Services	OCP	AAI
1/1/2013	11/15/2013	OCP G27012127	Allen-Sherman-Hoff	OCP	AAI
1/1/2013	11/15/2013	OCP G27012164	Babcock & Wilcox Power Generation Group Field Engineering Service - BWSC	OCP	AAI

Effective Date	Expiration Date	Policy Number	Named Insured	Type of Policy (LOB)	Issuing Company
1/1/2013	11/15/2013	OCP G27012206	Babcock & Wilcox Power Generation Group	OCP	AAI
1/1/2013	11/15/2013	OCP G27012243	Babcock & Wilcox Power Generaton Group, Inc.	OCP	AAI
1/1/2013	11/15/2013	OCP G27012280	Babcock & Wilcox Power Generation Group, Inc.	OCP	AAI
1/1/2013	11/15/2013	OCP G27012322	Babcock & Wilcox Power Generation Group, Inc.	OCP	AAI
1/1/2013	11/15/2013	OCP G2701236A	Babcock & Wilcox Construction Company, Inc.	OCP	AAI
1/1/2013	11/15/2013	OCP G27012401	Babcock & Wilcox Power Generation Group Field Engineering Service - BWSC	OCP	AAI
1/1/2013	11/15/2013	OCP G27012012	Babcock & Wilcox Power Generation Group, Inc. FPD-Environmental Aftermarket Group 0688	OCP	AAI
1/1/2013	11/15/2013	OCP G2701205A	Babcock & Wilcox Power Generation Group, Inc. Field Engineering Services - BWSC	OCP	AAI
1/1/2013	11/15/2013	OCP G27012097	Babcock & Wilcox Power Generation Group Field Engineering Service - BWSC	OCP	AAI
1/1/2013	11/15/2013	OCP G27012139	Babcock & Wilcox Power Generation Group Field Service Engineering Service	OCP	AAI
1/1/2013	11/15/2013	OCP G27012176	Babcock & Wilcox Construction Co., Inc.	OCP	AAI
1/1/2013	11/15/2013	OCP G27012218	Babcock & Wilcox Power Generation Group	OCP	AAI
1/1/2013	11/15/2013	OCP G27012255	Babcock & Wilcox Power Generation Group	OCP	AAI
1/1/2013	11/15/2013	OCP G27012292	Babcock & Wilcox Power Generaton Group, Inc.	OCP	AAI
1/1/2013	11/15/2013	OCP G27012334	Babcock & Wilcox Power Generation Group	OCP	AAI
1/1/2013	11/15/2013	OCP G27012371	Babcock & Wilcox Power Generaton Group, Inc.	OCP	AAI
1/1/2013	11/15/2013	OCP G27012413	Babcock & Wilcox Construction Co	OCP	AAI
1/1/2013	11/15/2013	OCP G27018622	Babcock & Wilcox Power Generation Group Inc	OCP	AAI
1/1/2013	11/15/2013	OCP G2701866A	Babcock & Wilcox Power Generation Group Inc	OCP	AAI
1/1/2013	11/15/2013	OCP G27018701	Babcock & Wilcox Power Generation Group Inc	OCP	AAI
1/1/2013	11/15/2013	OCP G27018749	Babcock & Wilcox Power Generation Group	OCP	AAI
1/1/2013	11/15/2013	OCP G27018786	Babcock & Wilcox Construction Company, Inc.	OCP	AAI
1/1/2013	11/15/2013	OCP G27018828	Babcock & Wilcox Power Generation Group, Inc. (FPD)	OCP	AAI
1/1/2013	11/15/2013	OCP G27018865	Babcock & Wilcox Power Generation Group	OCP	AAI
1/1/2013	11/15/2013	OCP G27018907	Babcock & Wilcox Power Generation Group, Inc.	OCP	AAI
1/1/2013	11/15/2013	OCP G27018944	Babcock & Wilcox Power Generation Group, Inc.	OCP	AAI
1/1/2013	11/15/2013	OCP G27018981	Babcock & Wilcox Power Generation Group, Inc./Service Company – Field Engineering Services	OCP	AAI
1/1/2013	11/15/2013	OCP G2701902A	B&W PGG, Inc. KVB Enertec Products Emissions Monitoring	OCP	AAI

Effective Date	Expiration Date	Policy Number	Named Insured	Type of Policy (LOB)	Issuing Company
1/1/2013	11/15/2013	OCP G27019067	Babcock & Wilcox Power Generation Group, Inc.	OCP	AAI
1/1/2013	11/15/2013	OCP G27019109	Babcock & Wilcox Power Generation Group, Inc. Field Engineering Services	OCP	AAI
1/1/2013	11/15/2013	OCP G27019146	Babcock & Wilcox Power Generation Group, Inc.	OCP	AAI
1/1/2013	11/15/2013	OCP G27019183	Babcock & Wilcox Power Generation Group, Inc. Field Engineering Services	OCP	AAI
1/1/2013	11/15/2013	OCP G27019225	Babcock & Wilcox Power Generation Group, Inc.	OCP	AAI
1/1/2013	11/15/2013	OCP G27019262	Babcock & Wilcox Power Generation Group, Inc.	OCP	AAI
1/1/2013	11/15/2013	OCP G27019304	Babcock & Wilcox Power Generation Group, Inc.	OCP	AAI
1/1/2013	11/15/2013	OCP G27019341	Babcock & Wilcox Power Generation Group, Inc.	OCP	AAI
1/1/2013	11/15/2013	OCP G27019389	Babcock & Wilcox Power Generation Group, Inc.	OCP	AAI
1/1/2013	11/15/2013	OCP G27019420	Babcock & Wilcox Power Generation Group, Inc.	OCP	AAI
1/1/2013	11/15/2013	OCP G27018580	Babcock & Wilcox Power Generation Group Field Engineering Service - BWSC	OCP	AAI
1/1/2013	11/15/2013	OCP G27012449	Babcock & Wilcox Power Generation Group Field Engineering Service - BWSC	OCP	AAI
1/1/2013	11/15/2013	OCP G27011974	Babcock & Wilcox Power Generaton Group, Inc.	OCP	AAI
1/1/2013	11/15/2013	OCP G27018956	Babcock & Wilcox Power Generation Group Field Engineering Service - BWSC	OCP	AAI
1/1/2013	11/15/2013	OCP G27018993	Babcock & Wilcox Power Generation Group Field Engineering Service - BWSC	OCP	AAI
1/1/2013	11/15/2013	OCP G27019031	Babcock & Wilcox Power Generation Group Field Engineering Service - BWSC	OCP	AAI
1/1/2013	11/15/2013	OCP G27019079	Babcock & Wilcox Construction Company, Inc.	OCP	AAI
1/1/2013	11/15/2013	OCP G27019110	Babcock & Wilcox Construction Company, Inc.	OCP	AAI
1/1/2013	11/15/2013	OCP G27019158	Babcok & Wilcox Construction Co	OCP	AAI
1/1/2013	11/15/2013	OCP G27019195	Babcock & Wilcox Construction Company, Inc.	OCP	AAI
1/1/2013	11/15/2013	OCP G27019237	Babcock & Wilcox Construction Company, Inc.	OCP	AAI
1/1/2013	11/15/2013	OCP G27019316	Babcock & Wilcox Power Generation Group, Inc. Field Engineering Services	OCP	AAI
1/10/2013	11/15/2013	OCP G27019353	Babcock & Wilcox Power Generaton Group, Inc., Field Engineering Services	OCP	AAI

Effective Date	Expiration Date	Policy Number	Named Insured	Type of Policy (LOB)	Issuing Company
1/1/2013	11/15/2013	OCP G27019390	Babcock & Wilcox Power Generation Group, Inc., Field Engineering Services	OCP	AAI
1/10/2013	11/15/2013	OCP G27019432	Babcock & Wilcox Power Generation Group, Inc., Field Engineering Services	OCP	AAI
1/1/2013	11/15/2013	OCP G2701947A	Babcock & Wilcox Power Generation Group, Inc., Field Engineering Services	OCP	AAI
1/10/2013	11/15/2013	OCP G27019511	Babcock & Wilcox Power Generation Group, Inc., Field Engineering Services	OCP	AAI
1/1/2013	11/15/2013	OCP G27019559	Babcock & Wilcox Power Generation Group, Inc., Field Engineering Services	OCP	AAI
1/1/2013	11/15/2013	OCP G27018609	Babcock & Wilcox Power Generation Group, Inc., Field Engineering Services	OCP	AAI
1/1/2013	11/15/2013	OCP G27018646	Babcock & Wilcox Power Generation Group, Inc., Field Engineering Services	OCP	AAI
2/1/2013	11/15/2013	OCP G27018683	BWSC – Field Engineering Services	OCP	AAI
1/25/2013	11/15/2013	OCP G27018762	Babcock & Wilcox Power Generation Group, Inc.	OCP	AAI
1/28/2013	11/15/2013	OCP G27018804	Allen Sherman Hoff – 1876	OCP	AAI
1/31/2013	11/15/2013	OCP G27018841	Babcock & Wilcox Power Generation Group, Inc. Field Engineering Service - BWSC	OCP	AAI
1/1/2013	11/15/2013	OCP G27018968	Babcock & Wilcox Construction Co., Inc.	OCP	AAI
2/8/2013	11/15/2013	OCP G27019006	B&W Nuclear Operations Group, Inc.	OCP	AAI
2/25/2013	11/15/2013	OCP G27019043	B&W Nuclear Operations Group, Inc.	OCP	AAI
2/12/2013	11/15/2013	OCP G27019080	B&W Power Generation Group	OCP	AAI
2/18/2013	11/15/2013	OCP G27019201	Babcock & Wilcox Power Generation Group, Inc. Field Engineering Services - BWSC	OCP	AAI
3/4/2013	11/15/2013	OCP G27019249	Babcock & Wilcox Power Generation Group, Inc BWSC – Field Engineering Services	OCP	AAI
3/4/2013	11/15/2013	OCP G27019286	Field Engineering Services / G. Nakoneczy	OCP	AAI
3/8/2013	11/15/2013	OCP G27019365	Babcock & Wilcox Nuclear Operations Group Inc.	OCP	AAI
3/12/2013	11/15/2013	OCP G27019407	Babcock & Wilcox Power Generation Group, Inc. Field Engineering Service - BWSC	OCP	AAI
3/13/2013	11/15/2013	OCP G27019444	Diamond Power Specialty Company Allen-Sherman-Hoff Diamond Power Controls & Diagnostics	OCP	AAI
3/19/2013	11/15/2013	OCP G27019481	Babcock & Wilcox Power Generation Group, Inc.	OCP	AAI
4/5/2013	11/15/2013	OCP G27019523	Babcock & Wilcox Power Generation Group, Inc.	OCP	AAI

Effective Date	Expiration Date	Policy Number	Named Insured	Type of Policy (LOB)	Issuing Company
4/5/2013	11/15/2013	OCP G27019560	Babcock & Wilcox Power Generation Group, Inc.	OCP	AAI
5/1/2013	11/15/2013	OCP G27018610	Babcock & Wilcox Power Generation Group, Inc.	OCP	AAI
4/29/2013	11/15/2013	OCP G27018658	Babcock & Wilcox Power Generation Group, Inc.	OCP	AAI
5/8/2013	11/15/2013	OCP G27018695	Babcock & Wilcox Power Generation Group, Inc. Field Engineering Service - BWSC	OCP	AAI
5/8/2013	11/15/2013	OCP G27018737	Diamond Power Specialty Company Allen-Sherman-Hoff Diamond Power Controls & Diagnostics	OCP	AAI
5/13/2013	11/15/2013	OCP G27018774	Babcock & Wilcox Power Generation Group, Inc.	OCP	AAI
5/16/2013	11/15/2013	OCP G27018816	Diamond Power Specialty Company Allen-Sherman-Hoff Diamond Power Controls & Diagnostics	OCP	AAI
5/16/2013	11/15/2013	OCP G27018853	Diamond Power Specialty Company Allen-Sherman-Hoff Diamond Power Controls & Diagnostics	OCP	AAI
5/23/2013	11/15/2013	OCP G27018932	Babcock & Wilcox Power Generation Group, Inc.	OCP	AAI
5/31/2013	11/15/2013	OCP G2701897A	Babcock & Wilcox Power Generation Group, Inc.	OCP	AAI
6/10/2013	11/15/2013	OCP G27019018	Babcock & Wilcox Power Generation Group, Inc.	OCP	AAI
6/11/2013	11/15/2013	OCP G27019055	Diamond Power Specialty Company Allen-Sherman-Hoff Diamond Power Controls & Diagnostics	OCP	AAI
6/17/2013	11/15/2013	OCP G27019092	Diamond Power Specialty Company Allen-Sherman-Hoff Diamond Power Controls & Diagnostics	OCP	AAI
6/12/2013	11/15/2013	OCP G27019171	Babcock & Wilcox Power Generation Group, Inc.	OCP	AAI
6/25/2013	11/15/2013	OCP G27019250	Diamond Power Specialty Company Allen-Sherman-Hoff Diamond Power Controls & Diagnostics	OCP	AAI
5/1/2013	11/15/2013	OCP G2701933A	Diamond Power International, Inc.	OCP	AAI
7/18/2013	11/15/2013	OCP G27019377	Diamond Power Specialty Company Allen-Sherman-Hoff Diamond Power Controls & Diagnostics	OCP	AAI
7/25/2013	11/15/2013	OCP G27019419	Babcock & Wilcox PGG/BWSC/RP	OCP	AAI
9/1/2013	11/15/2013	OCP G27019456	Babcock & Wilcox Power Generation Group, Inc.	OCP	AAI
8/19/2013	11/15/2013	OCP G27019493	Babcock & Wilcox Power Generation Group, Inc. Field Engineering Service - BWSC	OCP	AAI

Effective Date	Expiration Date	Policy Number	Named Insured	Type of Policy (LOB)	Issuing Company
8/8/2013	11/15/2013	OCP G27019535	Diamond Power Specialty Company Allen-Sherman-Hoff Diamond Power Controls & Diagnostics	OCP	AAI
8/28/2013	11/15/2013	OCP G27019572	Diamond Power Specialty Company Allen-Sherman-Hoff Diamond Power Controls & Diagnostics	OCP	AAI
10/1/2013	11/15/2013	OCP G27019274	Babcock & Wilcox Power Generation Group, Inc. GSD/FES	OCP	AAI
10/15/2013	11/15/2013	OCP G27325671	BABCOCK & WILCOX POWER GENERATION GROUP, INC.	OCP	AAI
11/10/2013	11/15/2013	OCP G27325750	Ivey Cooper Services, LLC	OCP	AAI
11/15/2014	11/15/2015	OCP G27394772	Babcock & Wilcox Power Generation Group	OCP	AAI
11/15/2014	11/15/2015	OCP G27394814	Babcock & Wilcox Power Generation Group, Inc.	OCP	AAI
11/15/2014	11/15/2015	OCP G27394851	Babcock & Wilcox Power Generation Group, Inc.	OCP	AAI
11/15/2014	11/15/2015	OCP G27394899	Babcock & Wilcox Power Generation Group, Inc.	OCP	AAI
11/15/2014	11/15/2015	OCP G27394930	BABCOCK & WILCOX POWER GENERATION GROUP, INC.	OCP	AAI
11/15/2014	11/15/2015	OCP G27394978	BABCOCK & WILCOX POWER GENERATION GROUP, INC.	OCP	AAI
11/15/2014	11/15/2015	OCP G27395016	Babcock & Wilcox Power Generaton Group, Inc.	OCP	AAI
11/15/2014	11/15/2015	OCP G27395053	Babcock & Wilcox Power Generation Group	OCP	AAI
11/15/2014	11/15/2015	OCP G27395090	Babcock & Wilcox Power Generation Group	OCP	AAI
11/15/2014	11/15/2015	OCP G27395132	Babcock & Wilcox Power Generation Group	OCP	AAI
11/15/2014	11/15/2015	OCP G2739517A	Babcock & Wilcox Power Generation Group	OCP	AAI
11/15/2014	11/15/2015	OCP G27395211	Babcock & Wilcox Power Generation Group, Inc.	OCP	AAI
11/15/2014	11/15/2015	OCP G27395259	Babcock & Wilcox Power Generation Group, Inc.	OCP	AAI
11/15/2014	11/15/2015	OCP G27395296	Babcock & Wilcox Power Generation Group, Inc.	OCP	AAI
11/15/2014	11/15/2015	OCP G27395338	Babcock & Wilcox Power Generation Group, Inc.	OCP	AAI
11/15/2014	11/15/2015	OCP G27395375	Babcock & Wilcox Power Generation Group, Inc.	OCP	AAI
11/15/2014	11/15/2015	OCP G27395417	BABCOCK & WILCOX POWER GENERATION GROUP, INC.	OCP	AAI
11/15/2014	11/15/2015	OCP G27395454	BABCOCK & WILCOX POWER GENERATION GROUP, INC.	OCP	AAI
11/15/2014	11/15/2015	OCP G27395491	BABCOCK & WILCOX POWER GENERATION GROUP, INC.	OCP	AAI
11/15/2014	11/15/2015	OCP G27395533	Babcock & Wilcox Power Generation Group, Inc.	OCP	AAI

Effective Date	Expiration Date	Policy Number	Named Insured	Type of Policy (LOB)	Issuing Company
11/17/2014	11/15/2015	OCP G27395570	Babcock & Wilcox Power Generation Group, Inc.	OCP	AAI
11/15/2014	11/15/2015	OCP G27395612	Babcock & Wilcox Power Generation Group, Inc.	OCP	AAI
11/15/2014	11/15/2015	OCP G2739565A	Babcock & Wilcox Power Generation Group, Inc.	OCP	AAI
11/15/2014	12/1/2015	OCP G27395697	BABCOCK & WILCOX POWER GENERATION GROUP, INC.	OCP	AAI
11/15/2014	11/15/2015	OCP G27395739	Babcock & Wilcox Power Generation Group, Inc. Field Engineering Services	OCP	AAI
11/15/2014	11/15/2015	OCP G27394784	Babcock & Wilcox Power Generation Group, Inc. Field Engineering Services	OCP	AAI
11/15/2014	11/15/2015	OCP G27394826	Babcock & Wilcox Power Generaton Group, Inc.	OCP	AAI
11/15/2014	11/15/2015	OCP G27394863	B&W PGG, Field Engineering Services	OCP	AAI
11/15/2014	11/15/2015	OCP G27394905	BWSC – Field Engineering Services	OCP	AAI
11/15/2014	11/15/2015	OCP G27394942	Babcock & Wilcox Power Generation Group Field Engineering Service - BWSC	OCP	AAI
11/15/2014	11/15/2015	OCP G2739498A	Field Engineering Services / G. Nakoneczy	OCP	AAI
11/15/2014	11/15/2015	OCP G27395028	B&W PGG - Field Engineering Services	OCP	AAI
11/15/2014	11/15/2015	OCP G27395065	B&W PGG - Field Engineering Services	OCP	AAI
11/15/2014	11/15/2015	OCP G27395107	B&W PGG - Field Engineering Services	OCP	AAI
11/15/2014	11/15/2015	OCP G27395144	B&W PGG - Field Engineering Services	OCP	AAI
11/15/2014	11/15/2015	OCP G27395181	B&W PGG - Field Engineering Services	OCP	AAI
11/15/2014	11/15/2015	OCP G27395223	Babcock & Wilcox Construction Company, Inc.	OCP	AAI
11/15/2014	11/15/2015	OCP G27395260	Babcock & Wilcox Power Generation Group, Inc., Field Engineering Services	OCP	AAI
11/15/2014	11/15/2015	OCP G27395302	Babcock & Wilcox Power Generation Group, Inc., Field Engineering Services	OCP	AAI
11/15/2014	11/15/2015	OCP G2739534A	Babcock & Wilcox Power Generation Group, Inc., Field Engineering Services	OCP	AAI
11/15/2014	11/15/2015	OCP G27395387	Babcock & Wilcox Power Generaton Group, Inc.	OCP	AAI
11/15/2014	11/15/2015	OCP G27395429	Babcock & Wilcox Power Generation Group, Inc. Field Engineering Services	OCP	AAI
11/15/2014	11/15/2015	OCP G27395466	Babcock & Wilcox Power Generation Group, Inc., Field Engineering Services	OCP	AAI
11/15/2014	11/15/2015	OCP G27395508	Babcock & Wilcox Power Generation Group, Inc., Field Engineering Services	OCP	AAI

Effective Date	Expiration Date	Policy Number	Named Insured	Type of Policy (LOB)	Issuing Company
11/15/2014	11/15/2015	OCP G27395545	Babcock & Wilcox Power Generation Group, Inc., Field Engineering Services	OCP	AAI
11/15/2014	11/15/2015	OCP G27395582	Babcock & Wilcox Power Generation Group, Inc., Field Engineering Services	OCP	AAI
11/15/2014	12/31/2017	OCP G27395624	Babcock & Wilcox Power Generation Group, Inc.	OCP	AAI
11/15/2014	4/1/2017	OCP G27395661	B&W PGG, Inc. KVB Enertec Products Emissions Monitoring	OCP	AAI
11/15/2014	6/30/2017	OCP G27395703	Babcock & Wilcox Power Generation Group, Inc. KVB-Enertec Products and Services – Hatfield, PA	OCP	AAI
11/15/2014	7/16/2017	OCP G27395740	Babcock & Wilcox Power Generation Group, Inc. KVB-Enertec Products and Services – Hatfield, PA	OCP	AAI
11/15/2014	11/15/2015	OCP G27394796	B&W Nuclear Operations Group, Inc.	OCP	AAI
11/15/2014	11/15/2015	OCP G27394838	Babcock & Wilcox Power Generation Group, Inc. Field Engineering Service - BWSC	OCP	AAI
11/15/2014	11/15/2015	OCP G27394875	Babcock & Wilcox Power Generation Group Field Engineering Service - BWSC	OCP	AAI
11/15/2014	11/15/2015	OCP G27394917	Babcock & Wilcox Power Generation Group, Inc. Field Engineering Service - BWSC	OCP	AAI
11/15/2014	11/15/2015	OCP G27394954	Babcock & Wilcox Power Generation Group Field Engineering Service - BWSC	OCP	AAI
11/15/2014	11/15/2015	OCP G27394991	Babcock & Wilcox Power Generation Group, Inc.	OCP	AAI
11/15/2014	11/15/2015	OCP G2739503A	Babcock & Wilcox Power Generaton Group, Inc.	OCP	AAI
11/15/2014	11/15/2015	OCP G27395077	Babcock & Wilcox Power Generation Group, Inc.	OCP	AAI
11/15/2014	11/15/2015	OCP G27395119	Babcock & Wilcox Power Generation Group, Inc.	OCP	AAI
11/15/2014	11/15/2015	OCP G27395156	Babcock & Wilcox Power Generaton Group, Inc.	OCP	AAI
11/15/2014	11/15/2015	OCP G27395193	Babcock & Wilcox Power Generation Group, Inc.	OCP	AAI
11/15/2014	11/15/2015	OCP G27395235	Babcock & Wilcox Power Generation Group, Inc. Field Engineering Service - BWSC	OCP	AAI
11/15/2013	8/31/2014	OCP G27395272	Babcock & Wilcox Power Generation Group, Inc.	OCP	AAI
11/15/2014	11/15/2015	OCP G27395314	Babcock & Wilcox Power Generation Group, Inc. Field Engineering Services	OCP	AAI
11/15/2014	11/15/2015	OCP G27395351	Babcock & Wilcox Power Generation Group, Inc. Field Engineering Services	OCP	AAI
11/15/2014	11/15/2015	OCP G27395399	Babcock & Wilcox Power Generation Group, Inc.	OCP	AAI

Effective Date	Expiration Date	Policy Number	Named Insured	Type of Policy (LOB)	Issuing Company
11/15/2014	11/15/2015	OCP G27395430	Babcock & Wilcox Power Generation Group, Inc. Field Engineering Service – BWSC	OCP	AAI
11/15/2014	11/15/2015	OCP G27395478	Babcock & Wilcox Construction Company, Inc.	OCP	AAI
11/15/2014	11/15/2015	OCP G2739551A	Babcock & Wilcox Power Generation Group, Inc. Field Engineering Service - BWSC	OCP	AAI
11/15/2014	11/15/2015	OCP G27395557	Babcock & Wilcox PGG/BWSC/RP	OCP	AAI
11/15/2014	11/15/2015	OCP G27395594	Babcock & Wilcox Power Generation Group	OCP	AAI
12/8/2014	11/15/2015	OCPG27395636	Babcock & Wilcox Power Generation Group, Inc.	OCP	AAI
12/8/2014	11/15/2015	OCP G27395673	B&W PGG/GSD/FES	OCP	AAI
1/5/2015	11/15/2015	OCP G27395715	Diamond Power Specialty Company Allen-Sherman-Hoff Diamond Power Controls & Diagnostics	OCP	AAI
2/1/2015	11/15/2015	OCP G27395752	Babcock & Wilcox Power Generation Group, Inc.	OCP	AAI
1/13/2015	11/15/2015	OCP G27394802	Babcock & Wilcox PGG/BWSC/RP	OCP	AAI
3/23/2015	11/15/2015	OCP G2739484A	Babcock & Wilcox Power Generation Group	OCP	AAI
2/5/2015	11/15/2015	OCP G27394887	Diamond Power Specialty Company Allen-Sherman-Hoff Diamond Power Controls & Diagnostics	OCP	AAI
2/16/2015	11/15/2015	OCP G27394929	B&W PGG/GSD	OCP	AAI
4/15/2015	11/15/2015	OCP G27395041	Babcock & Wilcox Power Generation Group	OCP	AAI
05/01/2015	11/15/2015	OCP G27395089	Babcock & Wilcox Power Generation Group	OCP	AAI
11/15/2014	11/15/2015	OCP G27395004	Babcock & Wilcox Construction Company, Inc.	OCP	AAI
02/826/2015	11/15/2015	OCP G27394966	Babcock & Wilcox Construction Company, Inc.	OCP	AAI

		AAI	ACE American Insurance Company
		INA	Insurance Company of North America
		IND	Indemnity Insurance Company of North America
		Cigna	Cigna Insurance Company
		INA ILL	INA Insurance Company of Illinois
		INA Ohio	INA Insurance Company of Ohio
		Alaska	Alaska Pacific Insurance Company
		Cigna - TX	Cigna Insurance Company of Texas
		Cigna - ILL	Cigna Insurance Company of Illinois
		INA _ TX	INA Insurance Company of Texas

Effective Date	Expiration Date	Policy Number	Named Insured	Type of Policy (LOB)	Issuing Company
1-Apr-82	1-Apr-83	RSC 75 58 07 RSC 75 58 08 RSC 75 58 09 RSC 75 58 10 RSC 75 58 11 GLP 83 97 21 GLP 83 97 22 SCG 28 34 20 GLP 00 00 26 SCA 58 38 SCA 58 37 CAC 20 00 80	Babcock & Wilcox	Domestic General Liability and Domestic Automobile Liability and Worker’s Compensation/Employers Liability	Insurance Company of North America CIGNA Insurance Company of Texas CIGNA Insurance Company of Illinois Atlantic Employers Insurance Company Pacific Employers Insurance CIGNA Insurance Company of Ohio

1-Apr-83	1-Apr-84

RSC 065426 PEl

RSC 070420 INA TX

RSC 070421 PEl

RSC 070422 PEl

RSC 070423 PEl

SCG 351742 INA

GLP 351743 PEl

GLP 839722 INA

XCP 014414 INA

GLP 000026 PEl

GLP 000027 PEl

SCA 005913 INA

SCA 005914 INA TX

CAC 200080 PEl

			Babcock & Wilcox	Domestic General Liability and Domestic Automobile Liability and Worker’s Compensation/Employers Liability	Insurance Company of North America CIGNA Insurance Company of Texas CIGNA Insurance Company of Illinois Atlantic Employers Insurance Company Pacific Employers Insurance CIGNA Insurance Company of Ohio

Effective Date	Expiration Date	Policy Number	Named Insured	Type of Policy (LOB)	Issuing Company
1-Apr-84	1-Apr-85

RSC 289078 PEl

RSC 289362 INA TX

RSC 289363 PEl

RSC 289364 PEl

RSC 289365 PEl

RSC 939527 PEl

SCG 351742 INA

GLP 351743 PEl

GLP 839722 INA

XCP 014414 INA

GLP 000026 PEl

SCA 005913 INA

SCA 005914 INA TX

CAC 200080 PEl

			Babcock & Wilcox	Domestic General Liability and Domestic Automobile Liability and Worker’s Compensation/Employers Liability	Insurance Company of North America CIGNA Insurance Company of Texas CIGNA Insurance Company of Illinois Atlantic Employers Insurance Company Pacific Employers Insurance CIGNA Insurance Company of Ohio

1-Apr-85	1-Apr-86	RSC - C1939680-0 RSC - C1939682-4 SCG - GO 511143-2 GLP - GO 519344-8 SCA - 9619 SCA - 9620	Babcock & Wilcox	Domestic General Liability and Domestic Automobile Liability and Worker’s Compensation/Employers Liability	Insurance Company of North America CIGNA Insurance Company of Texas CIGNA Insurance Company of Illinois Atlantic Employers Insurance Company Pacific Employers Insurance CIGNA Insurance Company of Ohio

Effective Date	Expiration Date	Policy Number	Named Insured	Type of Policy (LOB)	Issuing Company
1-Apr-86	1-Apr-87	WC/EL RSC-C2219259-0 (All States) WC/EL RSC-C2219260-7 (TX & OK) WC/EL RSC-C2219261-9 (TLT Babcock) OCP CPO-G0511415-9 CAL SCA-010563 (All states) CAL SCA-OI0564 (Texas)	Babcock & Wilcox	Domestic General Liability and Domestic Automobile Liability and Worker’s Compensation/Employers Liability	Insurance Company of North America CIGNA Insurance Company of Texas CIGNA Insurance Company of Illinois Atlantic Employers Insurance Company Pacific Employers Insurance CIGNA Insurance Company of Ohio

1-Apr-87	1-Apr-88	RSC - C2219445-8 RSC - C2219446-A RSC - C2219463-A CPO - GO 511596-6 CGL 23777 (Canada) SCG GO 5194490 (Canada) SCA 01 09 96 SCA 01 09 97 SCA 01 09 98 CAC 39 10 25 (Canada) SCA 01 16 18 (Canada)	Babcock & Wilcox	Domestic General Liability and Domestic Automobile Liability and Worker’s Compensation/Employers Liability	Insurance Company of North America CIGNA Insurance Company of Texas CIGNA Insurance Company of Illinois Atlantic Employers Insurance Company Pacific Employers Insurance CIGNA Insurance Company of Ohio

Effective Date	Expiration Date	Policy Number	Named Insured	Type of Policy (LOB)	Issuing Company
1-Apr-88	1-Apr-89

RSC C2 21 95 45-1

RSC C2 21 95 46-3

RSC C2 21 95 47-5

RSC C2 21 96 11-0

XSL GO 51 94 18-0

CGO GO 51 94 19-2

CPO GO 51 94 20-9

CGO GO 51 94 79-2

CPO GO 51 95 80-9

CGL 23 777

SCG GO S1 94 52-0

SCA 01 14 54

SCA 01 14 57

SCA 01 14 56

SCA 01 14 55

SCA 01 14 S3

SCA 01 16 19

CAC 391025

			Babcock & Wilcox	Domestic General Liability and Domestic Automobile Liability and Worker’s Compensation/Employers Liability	Insurance Company of North America CIGNA Insurance Company of Texas CIGNA Insurance Company of Illinois Atlantic Employers Insurance Company Pacific Employers Insurance CIGNA Insurance Company of Ohio

1-Apr-90	1-Apr-91	CGL23777 OCP23778 CGL32656 OLT24298 OGLG13210457 CAC391025 SCA012215	Babcock & Wilcox	Domestic General Liability and Domestic Automobile Liability and Worker’s Compensation/Employers Liability	Insurance Company of North America CIGNA Insurance Company of Texas CIGNA Insurance Company of Illinois Atlantic Employers Insurance Company Pacific Employers Insurance CIGNA Insurance Company of Ohio

Effective Date	Expiration Date	Policy Number	Named Insured	Type of Policy (LOB)	Issuing Company
1-Apr-91	1-Apr-92	XSL G1 32 11 90 5 RSC C2 22 93 57-6 SCA 01 22 73	Babcock & Wilcox	Domestic General Liability and Domestic Automobile Liability and Worker’s Compensation/Employers Liability	Insurance Company of North America CIGNA Insurance Company of Texas CIGNA Insurance Company of Illinois Atlantic Employers Insurance Company Pacific Employers Insurance CIGNA Insurance Company of Ohio

1-Apr-92	1-Apr-93	CPO G1 32 12 29-6 XSL G1 32 11 90 5 CPO G1 32 48 87 SCA 01 24 38 SCA 01 24 39	Babcock & Wilcox	Domestic General Liability and Domestic Automobile Liability and Worker’s Compensation/Employers Liability	Insurance Company of North America Pacific Employers Insurance Company

1-Apr-94	1-Apr-95	CAC 39 10 25 CGL 02 37 77 OGL 02 37 78 CGL 02 42 98	Babcock & Wilcox	Domestic General Liability and Domestic Automobile Liability and Worker’s Compensation/Employers Liability	Insurance Company of North America Pacific Employers Insurance Company

1-Jan-02	31-Dec-02	WLRC43100038	BWX Technologies, Inc.	Workers’ Compensation	Pacific Employers Ins. Co.

EXHIBIT IV – REMAINCO ENTITIES

See Schedule 1.1(b) and Schedule 1.1(e) attached hereto.

No RemainCo Entity listed on Schedule 1.1(b) shall be deemed to be an “Insured”, a “Named Insured” or otherwise be deemed to be insured under any Existing Policy or Existing Insurance Agreement solely by virtue of being listed on such Schedule 1.1(b).

Schedule 1.1(b)

Designated RemainCo Entities

Reference ID	Name
2037	American Centrifuge Manufacturing, LLC
460	B&W Energy Investments, Inc.
950	B&W Fuel Company
535	B&W Fuel, Inc.
537	B&W Nuclear Service Company
960	B&W Nuclear Service Company
536	B&W Nuclear, Inc.
381	B&W Special Projects, Inc.
569	B&W Triso Corporation
573	B&W/OHM Weldon Spring, Inc.
565	Babcock & Wilcox Government Services Company
Babcock & Wilcox Michoud Operations, LLC
Babcock & Wilcox Modular Nuclear Energy, LLC
2007	Babcock & Wilcox Nevada, LLC
Babcock & Wilcox Nuclear Services (U.K.) Limited
945	Babcock-Brown Boveri Reaktor GmbH
BCE Parts Ltd.
Burlington Niche Services Ltd.
BWXT Hanford Company
BWXT of Idaho, Inc.
BWXT of Ohio, Inc.
590	BWXT Protec, Inc.
C3 Nuclear Limited
Columbia Basin Ventures, LLC
321	Conam Nuclear, Inc.
1914	CTR Solutions, LLC
DM Petroleum Operations Company
961	Enserch Environmental Management Company, Inc.
461	International Disarmament Corporation
Isotek Systems, LLC
Nuclear Materials and Equipment Corporation
Nuclear Production Partners, LLC
958	Olin Pantex Inc.
Rocky Flats Technical Associates, Inc.
1980	Savannah River Alliance LLC
2008	Savannah River Tactical Services LLC
570	Triso
Tubesolve Ltd.

Schedule 1.1(e)

RemainCo Subsidiaries

Reference ID	Name	Jurisdiction	Formation
2058	B&W NE Luxembourg SARL	Luxembourg	6/7/2012
2046	B&W Nuclear Maintenance Services, Inc.	Delaware	3/23/2011
532	Babcock & Wilcox Canada Ltd.	Ontario	6/5/1922
2049	Babcock & Wilcox Commercial Power, Inc.	Delaware	6/15/2011
2014	Babcock & Wilcox Conversion Services, LLC	Delaware	7/14/2009
2002	Babcock & Wilcox Intech, Inc.	Tennessee	7/29/1994
2048	Babcock & Wilcox International Technical Services, Inc.	Delaware	6/1/2011
380	Babcock & Wilcox Investment Company	Delaware	7/12/1990
2042	Babcock & Wilcox Modular Reactors LLC	Delaware	12/21/2010
2056	Babcock & Wilcox mPower, Inc.	Delaware	1/11/2012
2071	Babcock & Wilcox NOG Technologies, Inc.	Delaware	6/12/2013
2059	Babcock & Wilcox Nuclear Energy Europe SAS	France	7/5/2012
1967	Babcock & Wilcox Nuclear Energy, Inc.	Delaware	5/23/2007
1974	Babcock & Wilcox Nuclear Operations Group, Inc.	Delaware	11/20/2007
2035	BWSR, LLC	Delaware	5/19/2010
1961	Babcock & Wilcox Technical Services (U.K.) Limited	United Kingdom	12/19/2006
1970	Babcock & Wilcox Technical Services Clinch River, LLC	Delaware	5/16/2007
572	Babcock & Wilcox Technical Services Group, Inc.	Delaware	12/11/1991
587	Babcock & Wilcox Technical Services Savannah River Company	Delaware	9/1/1995
710	Babcock & Wilcox Technical Services Y-12, LLC	Delaware	4/20/2000
596	Babcock & Wilcox Government and Nuclear Operations, Inc.	Delaware	3/19/1997
580	BWXT Federal Services, Inc.	Delaware	10/13/1994
1576	BWXT Washington, Inc.	Delaware	9/29/2004
189	Creole Insurance Company, Ltd.	South Carolina	6/7/1973
2062	Generation mPower Canada Ltd	Saskatchewan	10/17/2012
2043	Generation mPower LLC	Delaware	12/16/2010
2009	Idaho Treatment Group, LLC	Delaware	12/22/2008
2003	Intech International, Inc.	Ontario	12/17/1997
2110	Kansas City Advanced Manufacturing, LLC	Delaware	1/27/2015
1968	Marine Mechanical Corporation	Delaware	2/3/1994
2005	NFS Holdings, Inc.	Delaware	9/25/2007

Reference ID	Name	Jurisdiction	Formation
2004	NOG-Erwin Holdings, Inc.	Delaware	7/30/2008
2006	Nuclear Fuel Services, Inc.	Delaware	9/25/2007
2029	The Babcock & Wilcox Company	Delaware	3/8/2010
3087	BWXT Foreign Holdings, LLC	Delaware	4/20/2015
	BWXT Canada Holdings Corp.	Nova Scotia

EXHIBIT V

ACE AFFILIATES

ACE American Insurance Company

ACE Fire Underwriters Insurance Company

ACE Indemnity Insurance Company

ACE Insurance Company of the Midwest

ACE Property and Casualty Insurance Company

Illinois Union Insurance Company

Indemnity Insurance Company of North America

Insurance Company of North America

Pacific Employers Insurance Company

Bankers Standard Insurance Company

Atlantic Employers Insurance Company

EXHIBIT VI –FOREIGN INSURANCE AGREEMENTS

EFFECTIVE DATE/ YEAR	PARTIES	TYPE	PROGRAMS COVERED	POLICIES COVERED
May 18, 2010	The Babcock & Wilcox Company ACE American Insurance Company	Security Agreement	As set out in the agreement	As set out in the agreement

January 1, 2012	The Babcock & Wilcox Company ACE American Insurance Company	Addendum No. 1 to Security Agreement	As set out in the addendum	As set out in the Addendum

January 1, 2013	The Babcock & Wilcox Company ACE American Insurance Company	Addendum No. 3 to Security Agreement	As set out in the addendum	As set out in the Addendum

February 22, 2013	The Babcock & Wilcox Company ACE American Insurance Company	Endorsement No. 1 to Security Agreement	As set out in the addendum	As set out in the Addendum

November 15, 2013	The Babcock & Wilcox Company ACE American Insurance Company	Addendum No. 4 to Security Agreement	As set out in the addendum	As set out in the Addendum

November 15, 2014	The Babcock & Wilcox Company ACE American Insurance Company	Addendum No. 5 to Security Agreement	As set out in the addendum	As set out in the Addendum

EXHIBIT VII –FOREIGN POLICIES

Policy	Policy Period	Issuing Company
Master Policy No. No(s). CMXD36904422, CMXD36904434 and all Locally Admitted Policies and any extension, renewal, amendment or endorsement of any such Master and Locally Admitted Policies	January 1, 2006 to January 1, 2007 and any extension or renewal thereof	ACE American Insurance Company and Affiliated and Non-Affiliated Companies

Master Policy No. No(s). CMX043528, CMX043529 and all Locally Admitted Policies and any extension, renewal, amendment or endorsement of any such Master and Locally Admitted Policies	January 1, 2007 to January 1, 2009 and any extension or renewal thereof	ACE American Insurance Company and Affiliated and Non-Affiliated Companies

Master Policy No. No(s). CMX043541, CMX043542 and all Locally Admitted Policies and any extension, renewal, amendment or endorsement of any such Master and Locally Admitted Policies	January 1, 2009 to January 1, 2010 and any extension or renewal thereof	ACE American Insurance Company and Affiliated and Non-Affiliated Companies

Master Policy No. No(s). CMX043548, CMX043549, CMX043550 and all Locally Admitted Policies and any extension, renewal, amendment or endorsement of any such Master and Locally Admitted Policies	January 1, 2010 to January 1, 2011 and any extension or renewal thereof	ACE American Insurance Company and Affiliated and Non-Affiliated Companies

Master Policy No. No(s). CSZ0318480 and all Locally Admitted Policies and any extension, renewal, amendment or endorsement of any such Master and Locally Admitted Policies	January 1, 2011 to January 1, 2012 and any extension or renewal thereof	ACE American Insurance Company and Affiliated and Non-Affiliated Companies

Policy	Policy Period	Issuing Company
Master Policy No. No(s). CSZ0318774 and all Locally Admitted Policies and any extension, renewal, amendment or endorsement of any such Master and Locally Admitted Policies	January 1, 2012 to January 1, 2013 and any extension or renewal thereof	ACE American Insurance Company and Affiliated and Non-Affiliated Companies

Master Policy No. No(s). CSZ G27174553 001and all Locally Admitted Policies and any extension, renewal, amendment or endorsement of any such Master and Locally Admitted Policies	January 1, 2013 to November 15, 2013 and any extension or renewal thereof	ACE American Insurance Company and Affiliated and Non-Affiliated Companies

Master Policy No. No(s). CSZ G27174553 002 and all Locally Admitted Policies and any extension, renewal, amendment or endorsement of any such Master and Locally Admitted Policies	November 15, 2013 to November 15, 2014 and any extension or renewal thereof	ACE American Insurance Company and Affiliated and Non-Affiliated Companies

Master Policy No. No(s). CSZ G27174553 003 and all Locally Admitted Policies and any extension, renewal, amendment or endorsement of any such Master and Locally Admitted Policies	November 15, 2014 to November 15, 2015 and any extension or renewal thereof	ACE American Insurance Company and Affiliated and Non-Affiliated Companies